                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5845

                           Van Kampen Senior Loan Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas New York, New York 10020
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas New York, New York 10020
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/05

Item 1. Report to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Senior Loan Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of July 31, 2005.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       AN INVESTMENT IN SENIOR LOANS IS SUBJECT TO CERTAIN RISKS SUCH AS LOAN DEFAULTS AND ILLIQUIDITY DUE TO INSUFFICIENT COLLATERAL BACKING.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 7/31/05

Current Distribution (July 31, 1995--July 31, 2005)
(LINE GRAPH)

                                                                VAN KAMPEN SENIOR LOAN FUND           3-MONTH TREASURY BILL*
                                                                ---------------------------           ----------------------
7/95                                                                        8.02                               5.65
                                                                            8.01                               5.51
                                                                            8.02                               5.48
                                                                            8.03                               5.58
                                                                            8.03                               5.56
                                                                           10.02                               5.14
                                                                            5.54                               5.11
                                                                            7.31                               5.09
                                                                            7.26                               5.20
                                                                            7.12                               5.22
                                                                            6.94                               5.24
                                                                            6.80                               5.22
7/96                                                                        6.80                               5.37
                                                                            6.80                               5.35
                                                                            7.00                               5.09
                                                                            7.01                               5.21
                                                                            7.01                               5.19
                                                                            8.60                               5.23
                                                                            5.43                               5.21
                                                                            7.02                               5.28
                                                                            7.02                               5.39
                                                                            7.03                               5.30
                                                                            7.78                               5.00
                                                                            6.27                               5.23
7/97                                                                        6.80                               5.30
                                                                            6.80                               5.28
                                                                            6.80                               5.16
                                                                            6.80                               5.26
                                                                            6.79                               5.26
                                                                            8.38                               5.41
                                                                            6.79                               5.24
                                                                            6.78                               5.38
                                                                            6.80                               5.18
                                                                            6.80                               5.03
                                                                            6.79                               5.07
                                                                            6.78                               5.14
7/98                                                                        6.78                               5.13
                                                                            7.24                               4.88
                                                                            6.95                               4.40
                                                                            7.37                               4.36
                                                                            6.46                               4.53
                                                                            7.03                               4.50
                                                                            4.85                               4.50
                                                                            6.20                               4.72
                                                                            6.21                               4.52
                                                                            7.26                               4.58
                                                                            5.44                               4.68
                                                                            6.44                               4.83
7/99                                                                        6.90                               4.80
                                                                            6.15                               5.02
                                                                            7.22                               4.91
                                                                            5.95                               5.15
                                                                            6.82                               5.37
                                                                            6.84                               5.39
                                                                            5.48                               5.77
                                                                            6.96                               5.86
                                                                            7.35                               5.95
                                                                            7.04                               5.91
                                                                            7.26                               5.69
                                                                            8.03                               5.94
7/00                                                                        7.11                               6.31
                                                                            7.61                               6.40
                                                                            8.05                               6.30
                                                                            8.35                               6.49
                                                                            8.80                               6.29
                                                                            8.22                               5.98
                                                                            9.06                               5.05
                                                                            9.32                               4.91
                                                                            7.96                               4.33
                                                                            6.76                               3.92
                                                                            6.74                               3.64
                                                                            6.52                               3.68
7/01                                                                        6.30                               3.55
                                                                            6.14                               3.39
                                                                            5.45                               2.38
                                                                            5.29                               2.02
                                                                            4.99                               1.73
                                                                            4.31                               1.73
                                                                            4.06                               1.76
                                                                            3.97                               1.76
                                                                            3.92                               1.78
                                                                            3.90                               1.77
                                                                            4.05                               1.73
                                                                            3.83                               1.69
7/02                                                                        4.15                               1.70
                                                                            4.61                               1.68
                                                                            4.10                               1.55
                                                                            4.50                               1.45
                                                                            4.34                               1.21
                                                                            4.02                               1.19
                                                                            4.08                               1.17
                                                                            3.98                               1.19
                                                                            4.10                               1.11
                                                                            3.79                               1.11
                                                                            3.95                               1.10
                                                                            3.45                               0.85
7/03                                                                        3.53                               0.94
                                                                            3.38                               0.97
                                                                            3.33                               0.94
                                                                            3.28                               0.95
                                                                            3.24                               0.93
                                                                            3.22                               0.92
                                                                            3.19                               0.91
                                                                            3.07                               0.94
                                                                            3.06                               0.94
                                                                            2.98                               0.96
                                                                            2.98                               1.06
                                                                            2.96                               1.26
7/04                                                                        2.96                               1.43
                                                                            3.00                               1.58
                                                                            3.16                               1.71
                                                                            3.32                               1.90
                                                                            3.31                               2.23
                                                                            3.50                               2.22
                                                                            3.71                               2.46
                                                                            3.89                               2.75
                                                                            3.88                               2.77
                                                                            3.89                               2.89
                                                                            4.15                               2.95
                                                                            4.40                               3.12
7/05                                                                        4.39                               3.40

Data provided for the fund reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

* Source: Bloomberg

                                                                                         IB SHARES    IC SHARES
                            A SHARES              B SHARES              C SHARES           SINCE        SINCE
                         since 2/18/2005       since 2/18/2005       since 2/18/2005     10/04/1989   6/13/2003
----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL         W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES    W/O SALES
TOTAL RETURNS           CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES      CHARGES

Since Inception          1.75%     -1.60%      1.41%     -1.59%      1.41%      0.41%      5.99%        8.88%

10-year                   N/A        N/A        N/A        N/A        N/A        N/A       4.91          N/A

5-year                    N/A        N/A        N/A        N/A        N/A        N/A       3.88          N/A

1-year                    N/A        N/A        N/A        N/A        N/A        N/A       5.18         4.98
----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 3.25 percent for Class A shares, an early withdrawal charge of 3.00 percent for Class B shares (in year one and declining to zero after year five), an early withdrawal charge of 1.00 percent for Class C shares in year one, and combined distribution fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares and a service fee of up to 0.15 percent for Class IC shares. Figures shown above assume reinvestment of all distributions. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

Fund Report

FOR THE 12-MONTH PERIOD ENDED JULY 31, 2005

Van Kampen Senior Loan Fund is managed by the Adviser's Senior Loans team, led by Howard Tiffen, Managing Director of the Adviser and Christina Jamieson, Executive Director of the Advisor.(1)

MARKET OVERVIEW

The senior loan market demonstrated continued strength for the 12-month period ended July 31, 2005. Despite rising oil prices, the pace of economic growth stayed on track and inflation remained contained. Many corporations posted earnings announcements that reflected healthy balance sheets and well-executed strategies. A weakening U.S. dollar further benefited a number of companies within the senior loan market, including those in the chemical, steel, and forest product and paper industries. (A weaker dollar makes U.S. exports more competitive in foreign markets, while making foreign imports more expensive to U.S. consumers). Against this backdrop of enhanced profitability, the credit quality of corporate debt improved and helped to boost the senior loan market.

Companies actively took advantage of this favorable environment and issued a significant amount of new senior loans during the period. This issuance was more than met by investor demand, which was strong across both the primary and secondary markets. Continuing the trends of recent years, improving credit qualities and significantly lower default rates encouraged increased participation in the senior loan market, particularly among institutional investors. The sector's appeal was further enhanced by rising short- and intermediate-term interest rates, which buoyed the yields of senior loans and underscored the defensive characteristics of the asset class. (The yields of senior loans adjust in response to changes in short-term interest rates.)

PERFORMANCE ANALYSIS

The fund returned 5.18 percent for the 12 months ended July 31, 2005, (Class IB shares, unadjusted for sales charges).

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED JULY 31, 2005

-------------------------------
      CLASS IB   CLASS IC

       5.18%      4.98%
-------------------------------

THE PERFORMANCE FOR THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE FUND'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS, BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES. SUCH COSTS WOULD LOWER PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR STANDARDIZED PERFORMANCE INFORMATION.

(1)Team members may change without notice from time to time.
 2

Seeking to balance attractive yields with a relatively stable net asset value, we followed a disciplined investment approach which was anchored by our rigorous fundamental research. Consistent with our long-standing practice, the portfolio construction process focused upon identifying companies with strong management, solid and predictable cash flows, and sufficient collateral in the event of default. It is our view that the merits of this approach are reflected in the portfolio's performance for the 12-month period and likely would be further evidenced during a cyclical downturn.

To help manage overall risk, we diversified the portfolio's assets across both individual securities and sectors. While individual security selection drives the investment process, we also carefully weighed broader sectors. As we have historically, we generally eschewed the debt of cyclical companies, whose fortunes may be particularly vulnerable to changes in the economy, preferring instead senior loans from sectors with greater potential stability throughout the economic cycle.

Accordingly, our investment discipline led us to more-defensive segments of the market. We favored the defense industry, where long-term demand trends remain supportive and companies hold considerable hard assets. We emphasized companies that offer goods and services used on a regular basis, including food, drug and beverage companies and ecological (waste management) companies. Meanwhile, we were particularly cautious with automotive debt. Given the ongoing travails of the auto sector, the outlook for specific automotive manufacturers and their suppliers remains clouded. We avoided homebuilders due to their extreme vulnerability to the fortunes of the real estate market; as well as clothing manufacturers, where overseas competition has increased sharply. We were similarly circumspect in regard to the telecommunications sector. Here too, competition has been fierce, dominant technologies have changed rapidly, and companies tend not to hold significant hard-asset collateral.

While the bulk of the portfolio was invested in senior loans, the fund also included a small stake in equities, which it held as the result of company restructurings. During the period, equity exposure contributed some volatility.

As of the close of the reporting period, our analysis suggests continued bright prospects for the senior loan market, and we look forward to pursuing the most compelling opportunities. The economy has shown continued signs of growth, and corporate profits and pricing power have remained largely intact for the borrowers in the senior loan market. Such factors, in our view, support a favorable environment for continued free cash flow and our expectation that credit quality will not weaken significantly. That said, we intend to view with added caution those companies that are heavily exposed to fuel prices.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the fund in the future.

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 7/31/05
Entertainment & Leisure                                           8.7%
Hotels, Motels, Inns & Gaming                                     8.6
Broadcasting--Cable                                               7.8
Chemicals, Plastics & Rubber                                      7.1
Printing & Publishing                                             6.4
Healthcare                                                        6.0
Beverage, Food & Tobacco                                          6.0
Containers, Packaging & Glass                                     4.3
Automotive                                                        3.9
Buildings & Real Estate                                           3.8
Electronics                                                       3.2
Natural Resources                                                 3.0
Aerospace/Defense                                                 3.0
Ecological                                                        2.6
Finance                                                           2.2
Utilities                                                         2.1
Healthcare & Beauty                                               1.9
Diversified Manufacturing                                         1.8
Telecommunications--Local Exchange Carriers                       1.7
Insurance                                                         1.6
Pharmaceuticals                                                   1.6
Retail--Stores                                                    1.4
Retail--Oil & Gas                                                 1.4
Restaurants & Food Services                                       1.4
Mining, Steel, Iron & Non-Precious Metals                         1.2
Home & Office Furnishings, Housewares & Durable Consumer
  Products                                                        1.2
Medical Products & Services                                       1.2
Retail--Specialty                                                 1.1
Personal & Miscellaneous Services                                 1.1
Construction Material                                             1.0
Telecommunications--Wireless                                      1.0
Machinery                                                         0.9
Transportation--Cargo                                             0.7
Non-Durable Consumer Products                                     0.7
Business Equipment                                                0.6
Paper & Forest Products                                           0.6
Broadcasting--Radio                                               0.4
Textiles & Leather                                                0.3
Transportation--Rail Manufacturing                                0.3
Broadcasting--Television                                          0.2
Telecommunications--Long Distance                                 0.2
Broadcasting--Diversified                                         0.1
Transportation--Personal                                          0.0
                                                                -----
Total Long-Term Investments                                     104.3%
Short-Term Investments                                            2.2
Borrowings                                                       (5.6)
Liabilities in Excess of Other Assets                            (0.9)
                                                                -----
Net assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 800-847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective June 1, 2004. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and it affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            VARIABLE RATE** SENIOR LOAN INTERESTS  101.0%
            AEROSPACE/DEFENSE  3.0%
 $ 8,674    Alion Science and
            Technology Corp., Term                      5.63 to
            Loan...................... B1        B+      5.74%      08/02/09     $    8,695,766
   2,850    AM General, LLC, Term Loan                  7.91 to
            (a)....................... NR        NR       8.11      11/01/11          2,972,906
   1,884    Anteon International
            Corp., Term Loan (a)...... Ba2       BB       5.24      12/31/10          1,907,667
   2,496    Apptis, Inc., Term Loan... B2        B+       6.68      01/05/10          2,513,160
   3,654    ARINC, Inc., Term Loan.... Ba3       BB       5.48      03/10/11          3,710,840
   2,779    Ceradyne, Inc., Term
            Loan...................... Ba3       BB-      5.63      08/18/11          2,817,211
   1,650    DRS Technologies, Inc.,                     5.04 to
            Term Loan................. Ba3       BB-      5.65      11/04/10          1,667,547
   6,185    DynCorp International,
            LLC., Term Loan........... B2        B+       6.06      02/11/11          6,263,093
   2,187    ILC Industries, Inc., Term
            Loan...................... NR        NR       6.24      08/05/10          2,200,131
   9,899    K&F Industries, Inc., Term                  5.98 to
            Loan...................... B2        B+       6.15      11/16/12         10,048,784
   4,190    SI International, Inc.,                     5.78 to
            Term Loan................. B1        B+       5.99      02/09/11          4,262,816
  10,600    Spirit AeroSystems, Inc.,
            Term Loan................. B1        BB-      5.58      12/31/11         10,792,125
   1,478    TransDigm, Inc.,
            Term Loan................. B1        B+       5.80      07/22/10          1,501,557
   4,963    Wyle Laboraties, Inc.,
            Term Loan................. NR        B+       5.96      01/28/11          5,044,757
                                                                                 --------------
                                                                                     64,398,360
                                                                                 --------------
            AUTOMOTIVE  3.9%
   6,467    Accuride Corp., Term Loan                   5.50 to
            (a)....................... B2        B+       5.69      01/31/12          6,529,928
   2,388    Affinia Group, Inc., Term
            Loan (a).................. B2        BB       6.40      11/30/11          2,400,687
  19,234    Federal-Mogul Corp., Term
            Loan (b).................. NR        NR       7.24      12/09/05         19,282,634
   8,855    Federal-Mogul Corp.,
            Revolving Credit Agreement
            (b)....................... NR        NR       7.24      12/09/05          8,887,978
   2,373    Heartland Automotive
            Holdings,Inc., Term                         6.59 to    01/31/10 to
            Loan...................... NR        NR      10.34      01/31/12          2,372,635
  10,474    MetoKote Corp.,                             6.42 to
            Term Loan................. B2        B+       6.68      11/27/11         10,539,211
   4,301    Polypore, Inc., Term
            Loan...................... B1        B        5.74      11/12/11          4,331,464
  16,442    Safelite Glass
            Corporation, Term Loan                      8.50 to
            (c)....................... NR        NR       9.00      09/30/07         15,208,591

 10                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
 $ 3,574    Tenneco Automotive, Inc.,
            Term Loan................. B1        B+      5.54%      12/12/10     $    3,624,595
   9,055    TRW Automotive, Inc., Term                  4.94 to    10/29/10 to
            Loan...................... Ba2       BB+      5.25      06/30/12          9,137,704
   1,808    United Components, Inc.,
            Term Loan................. B1        BB-      5.75      06/30/10          1,838,285
                                                                                 --------------
                                                                                     84,153,712
                                                                                 --------------
            BEVERAGE, FOOD & TOBACCO  5.9%
   5,955    Acosta Sales Co., Inc.,                     5.27 to
            Term Loan (a)............. NR        NR       6.75      08/10/10          6,038,745
   9,319    Birds Eye Foods, Inc.,
            Term Loan (a)............. B1        B+       6.24      06/30/08          9,445,552
   2,697    Commonwealth Brands, Inc.,
            Term Loan (a)............. NR        NR       6.81      08/28/07          2,747,439
   5,755    Constellation Brands,                       4.75 to
            Inc., Term Loan........... Ba2       BB       5.69      11/30/11          5,851,316
   1,300    Culligan International
            Co., Term Loan............ B1        B+       5.88      09/30/11          1,318,688
   6,451    Doane Pet Care Co., Term                    7.38 to
            Loan...................... B2        B+       7.43      11/05/09          6,574,901
   9,157    Dole Food Co., Inc., Term                   4.88 to    07/22/10 to
            Loan...................... Ba3       BB       8.69      04/18/12          9,357,508
  11,802    DS Waters Enterprises, LP,
            Term Loan................. Caa2      CCC      7.99      11/07/09         11,477,566
   6,009    Luigino's, Inc., Term                       6.38 to
            Loan...................... B1        B+       6.50      04/02/11          6,069,444
   8,205    Michael Foods, Inc., Term                   5.09 to    11/21/10 to
            Loan...................... B1        B+       7.50      11/20/11          8,358,274
   7,237    National Dairy Holdings,
            LP, Term Loan............. B1        NR       5.49      03/15/12          7,340,905
   3,000    National Distributing Co.,
            Inc., Term Loan........... NR        NR       9.96      06/22/10          3,007,500
   1,323    OSI Foods GMBH & Co. KG,
            Term Loan................. NR        NR       5.74      09/02/11          1,342,081
   4,632    OSI Group, LLC,
            Term Loan................. NR        NR       5.74      09/02/11          4,697,283
   5,509    Pierre Foods, Inc., Term
            Loan...................... B1        B+       5.69      06/30/10          5,590,827
  28,213    Pinnacle Foods, Inc., Term                  6.22 to
            Loan...................... B1        B+       6.76      11/25/10         28,534,536
   7,000    Sturm Foods, Inc., Term                     6.25 to    05/26/11 to
            Loan...................... NR        NR      10.69      05/26/12          7,071,250

See Notes to Financial Statements                                             11

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $   957    Sunny Delight Beverage
            Co., Term Loan............ B1        B+      7.54%      08/20/10     $      964,533
   3,990    Volume Services America,                    6.92 to
            Inc., Term Loan........... B2        NR       7.50      10/01/10          4,029,900
                                                                                 --------------
                                                                                    129,818,248
                                                                                 --------------
            BROADCASTING--CABLE  7.8%
   5,333    Cebridge Connections,                       6.40 to
            Inc., Term Loan........... NR        NR       8.50      02/23/09          5,352,497
   8,700    Century Cable Holdings,
            LLC, Term Loan (b)........ NR        NR       8.25      06/30/09          8,623,101
  56,470    Charter Communications
            Operating, LLC, Term Loan                   6.68 to    04/27/10 to
            (a)....................... B2        B        6.93      04/07/11         56,268,227
  10,904    Frontiervision Operating
            Partners, LP,                               7.65 to    09/30/05 to
            Term Loan (b)............. NR        NR       7.78      03/31/06         10,935,404
     927    Frontiervision Operating
            Partners, LP, Revolving
            Credit Agreement (b)...... NR        NR       7.65      10/31/05            928,762
  12,959    Hilton Head
            Communications, LP, Term
            Loan (b).................. NR        NR       7.50      03/31/08         12,712,219
  14,740    Hilton Head
            Communications, LP,
            Revolving Credit Agreement
            (b)....................... NR        NR       6.25      09/30/07         14,389,925
   2,893    Insight Midwest Holdings,
            LLC, Term Loan............ Ba3       BB-      5.63      12/31/09          2,932,976
   4,406    MCC Iowa, LLC,                              5.35 to
            Term Loan................. Ba3       BB-      5.51      02/01/14          4,464,019
  44,255    Olympus Cable Holdings,                     7.50 to    06/30/10 to
            LLC, Term Loan (b)........ NR        NR       8.25      09/30/10         43,771,832
   7,039    Parnassos, LP, Term Loan
            (b)....................... NR        NR       6.25      06/30/07          7,005,009
   3,961    Parnassos, LP, Revolving
            Credit Agreement (b)...... NR        NR       6.25      06/30/07          3,941,366
                                                                                 --------------
                                                                                    171,325,337
                                                                                 --------------
            BROADCASTING--DIVERSIFIED  0.1%
   2,600    Entravision Communications
            Corp., Term Loan.......... B1        B+       5.24      02/24/12          2,625,666
                                                                                 --------------

            BROADCASTING--RADIO  0.4%
   8,986    Spanish Broadcasting
            Systems, Inc., Term                         5.49 to    06/10/12 to
            Loan...................... B1        B+       7.03      06/10/13          9,118,856
                                                                                 --------------

 12                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            BROADCASTING--TELEVISION  0.2%
 $ 3,570    NEP Supershooters, LP,                      7.21 to
            Term Loan................. B1        B       7.49%      02/03/11     $    3,638,070
                                                                                 --------------

            BUILDINGS & REAL ESTATE  3.8%
   4,000    AIMCO Properties, LP, Term                  5.16 to    11/02/09 to
            Loan (a).................. NR        NR       5.21      11/09/09          4,057,126
   3,333    Biomed Realty, Inc., Term
            Loan (a).................. NR        NR       5.59      05/30/10          3,337,500
   2,639    CB Richard Ellis Services,                  5.03 to
            Inc., Term Loan (a)....... Ba3       BB-      7.25      03/31/10          2,665,636
   3,589    Central Parking Corp.,
            Term Loan................. Ba3       BB-      5.49      03/31/10          3,610,565
   2,894    Corrections Corp. of                        5.25 to
            America, Term Loan........ Ba3       BB       5.41      03/31/08          2,940,952
     140    Corrections Corp. of
            America, Revolving Credit
            Agreement................. Ba3       BB       4.91      03/31/06            139,125
   1,790    Crescent Real Estate
            Funding XII, LP,
            Term Loan................. NR        NR       5.59      01/12/06          1,807,470
  34,253    General Growth Properties,                  5.49 to    11/12/07 to
            LLC, Term Loan............ Ba2       BB+      5.59      11/12/08         34,704,149
   1,807    GEO Group, Inc.,                            5.96 to
            Term Loan................. Ba3       BB-      5.99      07/09/09          1,829,701
   6,000    Landsource Communities
            Development, LLC, Term
            Loan...................... NR        NR       5.94      03/31/10          6,031,878
  14,500    Macerich Partnership, LP,                   4.89 to    04/25/06 to
            Term Loan................. NR        NR       6.75      04/25/10         14,536,875
   2,500    Shea Mountain House, LLC,
            Term Loan................. NR        NR       5.27      05/11/11          2,509,375
   4,500    South Edge, LLC, Term                       5.31 to    10/31/07 to
            Loan...................... NR        NR       5.56      10/31/09          4,534,584
                                                                                 --------------
                                                                                     82,704,936
                                                                                 --------------
            BUSINESS EQUIPMENT  0.6%
   5,851    General Binding Corp.,                      7.64 to
            Term Loan................. B2        B+       7.99      01/15/08          5,862,150
   4,506    Katun Corp., Term Loan.... NR        B+       7.74      06/30/09          4,517,393
   3,660    Verifone, Inc., Term
            Loan...................... B1        B+       5.68      06/30/11          3,688,961
                                                                                 --------------
                                                                                     14,068,504
                                                                                 --------------
            CHEMICALS, PLASTICS & RUBBER  7.0%
   3,900    BCP Holding Corp., Term                     5.60 to
            Loan (a).................. B1        B+       5.77      12/02/11          3,965,325
   1,195    Becker-Underwood, Inc.,                     7.74 to    09/30/11 to
            Term Loan................. NR        NR      10.49      03/31/12          1,194,600

See Notes to Financial Statements                                             13

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 6,500    Brenntag, AG (Germany),
            Term Loan (a)............. B1        BB-     5.88%      02/27/12     $    6,582,550
  12,419    Celanese, AG (Germany),
            Term Loan (a)............. B1        B+       5.74      04/06/11         12,589,884
   5,436    Hercules, Inc., Term                        5.24 to
            Loan...................... Ba1       BB       5.31      10/08/10          5,508,909
  19,078    Huntsman ICI Chemicals,
            LLC, Term Loan............ Ba3       BB-      5.75      12/31/10         19,137,457
  26,909    Huntsman, LLC,
            Term Loan................. B1        BB-      6.40      03/31/10         27,009,691
  17,106    INVISTA (Netherlands),                      5.24 to    04/30/10 to
            Term Loan................. Ba3       BB       5.75      04/29/11         17,388,122
   6,830    Kraton Polymers, LLC, Term                  5.75 to
            Loan...................... B1        B+       6.44      12/23/10          6,941,052
                                                        5.45 to    11/04/09 to
  21,286    Nalco Co., Term Loan...... B1        BB-      5.96      11/04/10         21,659,500
  12,170    PQ Corp., Term Loan....... B1        B+       5.50      02/11/12         12,317,822
  16,119    Rockwood Specialties
            Group, Inc., Term Loan.... B1        B+       5.93      07/30/12         16,407,804
   3,171    Unifrax Corp., Term
            Loan...................... B1        B+       5.75      03/29/12          3,216,854
                                                                                 --------------
                                                                                    153,919,570
                                                                                 --------------
            CONSTRUCTION MATERIAL  1.0%
   1,220    Builders FirstSource,                       5.82 to
            Inc., Term Loan (a)....... B1        BB-      6.19      08/11/11          1,233,216
   1,960    Building Materials Holding
            Corp., Term Loan (a)...... Ba2       BB-      5.00      06/30/10          1,969,800
   4,823    Contech Construction
            Products, Inc., Term                        5.66 to
            Loan...................... Ba3       BB-      7.50      12/07/10          4,892,774
   3,731    Interline Brands, Inc.,
            Term Loan................. B1        BB       5.74      12/31/10          3,777,891
                                                        5.06 to
     432    Itron, Inc., Term Loan.... Ba3       BB-      7.50      07/01/11            436,663
   1,600    Juno Lighting, Inc., Term                   5.71 to
            Loan...................... B1        B+       7.75      11/21/10          1,608,000
   1,540    Professional Paint, Inc.,                   6.63 to
            Term Loan................. NR        NR       6.94      09/30/11          1,563,100
   5,290    Werner Holding Co., Inc.,                   7.35 to    06/11/09 to
            Term Loan (f)............. B2        B-      13.25      12/11/09          5,285,808
                                                                                 --------------
                                                                                     20,767,252
                                                                                 --------------
            CONTAINERS, PACKAGING & GLASS  4.3%
   2,083    BWAY Corp.,
            Term Loan (a)............. B1        B+       5.75      06/30/11          2,115,425
   1,188    Consolidated Container
            Co., LLC, Term Loan....... B2        B-       6.69      12/15/08          1,203,593

 14                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $18,913    Dr. Pepper/Seven Up
            Bottling Group, Inc., Term                  5.34 to
            Loan...................... B1        NR      5.54%      12/19/10     $   19,201,745
     871    Fleming Packaging Corp.,
            Term Loan (b) (d) (e)..... NR        NR       N/A       08/31/04              8,711
     100    Fleming Packaging Corp.,
            Revolving Credit Agreement
            (b) (d) (e)............... NR        NR       N/A       03/31/03              1,000
   7,107    Graham Packaging Co., Term                  5.94 to    10/07/11 to
            Loan...................... B2        B        7.75      04/07/12          7,259,698
  15,492    Graphic Packaging
            International Corp., Term                   5.76 to
            Loan...................... B1        B+       6.19      06/30/10         15,719,273
     271    Graphic Packaging
            International Corp.,
            Revolving Credit                            6.49 to
            Agreement................. B1        B+       6.50      08/08/09            264,113
   4,276    Impress Metal Packaging
            Holding B.V.
            (Netherlands), Term
            Loan...................... NR        B+       6.91      12/31/06          4,286,593
   3,663    Kranson Industries, Inc.,
            Term Loan................. NR        NR       6.24      07/30/11          3,708,788
  13,387    Owens-Illinois, Inc., Term                  5.12 to    04/01/07 to
            Loan...................... B1        BB-      5.27      04/01/08         13,517,461
   8,198    Packaging Dynamics, Term                    5.49 to    09/29/08 to
            Loan...................... NR        NR       5.74      09/29/09          8,217,589
   7,075    Smurfit-Stone Container                     5.38 to
            Corp., Term Loan.......... Ba3       BB-      5.56      11/01/11          7,192,386
   2,759    Smurfit-Stone Container
            Corp., Revolving Credit                     5.63 to
            Agreement................. Ba3       BB-      7.50      11/01/09          2,722,214
   1,130    Solo Cup, Inc., Term                        5.32 to
            Loan...................... B1        B+       5.49      02/27/11          1,144,500
   6,927    U.S. Can Corp., Term                        7.32 to
            Loan...................... B3        B        7.65      01/15/10          6,962,024
                                                                                 --------------
                                                                                     93,525,113
                                                                                 --------------
            DIVERSIFIED MANUFACTURING  1.0%
   5,285    Chart Industries, Inc,
            Term Loan (c)............. NR        NR       6.94      09/15/09          5,298,470
   7,900    Euramax International,                      5.88 to    06/29/12 to
            Inc., Term Loan........... B1        B-      10.55      06/29/13          8,011,750
   9,423    Mueller Group, Inc., Term                   6.07 to
            Loan...................... B2        B+       6.24      04/23/11          9,505,349
                                                                                 --------------
                                                                                     22,815,569
                                                                                 --------------

See Notes to Financial Statements                                             15

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            ECOLOGICAL  2.6%
 $21,873    Allied Waste North
            America, Inc., Term Loan                    5.37 to
            (a)....................... B1        BB      5.67%      01/15/12     $   22,048,852
   6,435    Duratek, Inc., Term                         6.55 to
            Loan...................... B1        BB-      6.75      12/16/09          6,446,793
   9,191    Envirocare of Utah, LLC,                    6.11 to
            Term Loan................. NR        NR       8.86      04/13/10          9,262,040
   3,065    Environmental Systems
            Products Holdings, Term                     6.82 to    12/12/08 to
            Loan...................... Caa1      NR      13.68      12/12/10          3,132,464
   3,884    Great Lakes Dredge & Dock                   6.60 to
            Corp., Term Loan.......... B3        CCC      7.40      12/22/10          3,874,702
   1,496    Safety-Kleen Corp., Term                    10.25 to
            Loan...................... NR        NR      10.49      09/15/08          1,522,434
   2,914    Synagro Technologies,
            Inc., Term Loan........... B2        BB-      5.68      06/21/12          2,937,964
   2,370    Waste Services, Inc., Term                  7.77 to
            Loan...................... Caa1      B-       8.02      03/31/11          2,404,069
     529    Waste Services, Inc.,
            Revolving                                   7.77 to
            Credit Agreement.......... Caa1      B-       7.98      04/29/09            518,311
   5,486    WCA Waste Systems, Inc.,
            Term Loan................. B3        B        6.55      04/28/11          5,499,966
                                                                                 --------------
                                                                                     57,647,595
                                                                                 --------------
            ELECTRONICS  3.2%
   5,985    AMI Semiconductor, Inc.,
            Term Loan (a)............. Ba3       BB-      4.99      04/01/12          6,019,911
   8,000    Amkor Technology, Inc.,
            Term Loan (a)............. B1        B        7.79      10/27/10          8,240,000
   4,988    Audio Visual Services
            Corp., Term Loan.......... B1        NR       6.23      05/18/11          5,034,258
     750    DoubleClick, Inc., Term
            Loan...................... B2        B        7.38      07/13/12            761,250
   1,136    Fairchild Semiconductor                     5.25 to
            Corp., Term Loan.......... Ba3       BB-      5.44      12/31/10          1,154,960
   8,007    Knowles Electronics, Inc.,
            Term Loan................. B3        NR       8.40      06/29/07          8,066,662
     360    Knowles Electronics, Inc.,
            Revolving
            Credit Agreement.......... B3        NR       7.25      06/30/06            354,600
  14,726    ON Semiconductor Corp.,
            Term Loan................. B3        B+       6.50      12/15/11         14,935,389
  14,973    Spectrum Brands, Inc.,                      5.27 to
            Term Loan................. B1        B+       5.56      02/06/12         15,184,615

 16                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            ELECTRONICS (CONTINUED)
 $ 6,724    UGS Corp., Term Loan...... B1        B+      5.49%      03/31/12     $    6,825,027
   3,582    Viasystems, Inc.,
            Term Loan................. B2        NR       7.64      09/30/09          3,617,820
                                                                                 --------------
                                                                                     70,194,492
                                                                                 --------------
            ENTERTAINMENT & LEISURE  7.1%
   5,000    24 Hour Fitness Worldwide,
            Inc., Term Loan (a)....... B2        B        6.78      06/08/12          5,082,815
   1,995    Alliance Atlantis
            Communications, Inc., Term                  5.21 to
            Loan (a).................. Ba2       BB       7.00      12/20/11          2,026,172
   2,555    Detroit Red Wings, Inc.,
            Term Loan................. NR        NR       6.24      08/30/06          2,561,880
   8,994    Fender Musical Instruments                  5.46 to    03/30/12 to
            Corp., Term Loan.......... B1        B-       7.71      09/30/12          9,112,406
   1,994    Festival Fun Parks, LLC,                    8.14 to    06/30/07 to
            Term Loan................. NR        NR       8.64      12/31/07          1,985,332
  50,000    Metro-Goldwyn-Mayer
            Studios, Inc., Term
            Loan...................... NR        NR       5.74      04/08/12         50,600,000
   1,692    Metro-Goldwyn-Mayer
            Studios, Inc., Revolving                    5.84 to
            Credit Agreement.......... NR        NR       5.99      04/08/10          1,637,308
   4,000    New Jersey Basketball,
            LLC, Term Loan............ NR        NR       7.00      08/16/08          4,000,000
   2,132    Panavision, Inc.,                           9.56 to
            Term Loan................. B3        CCC      9.64      01/12/07          2,181,794
   7,691    Pure Fishing, Inc., Term                    6.48 to    09/30/10 to
            Loan...................... B2        B-       9.39      03/31/11          7,786,416
  20,013    Regal Cinemas, Inc., Term
            Loan...................... Ba3       BB-      5.24      11/10/10         20,250,780
   8,378    Six Flags Theme Parks,                      5.97 to
            Inc., Term Loan........... B1        B-       6.28      06/30/09          8,503,699
     267    Six Flags Theme Parks,
            Inc., Revolving Credit                      6.09 to
            Agreement................. B1        B-       6.24      06/30/08            262,167
   3,750    Tiger Ballpark, LLC, Term
            Loan...................... NR        NR       6.13      12/01/06          3,756,967
   7,611    True Temper Sports, Inc.,                   5.99 to
            Term Loan................. B2        B        8.25      03/15/11          7,648,962
   7,711    Universal City Development                  5.27 to
            Partners, LP, Term Loan... Ba3       BB-      5.6       06/09/11          7,814,064
  13,952    WMG Acquisition Corp.,                      5.29 to
            Term Loan................. B1        B+       5.64      02/28/11         14,103,551

See Notes to Financial Statements                                             17

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 4,371    Worldwide Sports &
            Recreation, Inc.,
            Term Loan................. NR        NR      7.24%      12/31/06     $    4,381,896
   1,509    Yankees Holdings, LP, Term                  5.71 to
            Loan...................... NR        NR       5.83      06/25/07          1,519,886
                                                                                 --------------
                                                                                    155,216,095
                                                                                 --------------
            FINANCE  2.2%
   3,872    DCS Business Services,                      6.99 to
            Inc., Term Loan........... NR        NR       8.99      02/04/11          3,881,346
  17,413    Fidelity National
            Information Solutions,
            Inc., Term Loan........... Ba3       BB       5.1       03/09/13         17,468,464
   8,500    Outsourcing Solutions,
            Term Loan................. NR        B-       7.92      09/30/10          8,563,750
   5,398    Rent-A-Center, Inc., Term                   5.17 to
            Loan...................... Ba2       BB+      5.38      06/30/10          5,463,272
   4,774    Risk Management Assurance
            Co., Term Loan (b) (d).... NR        NR       N/A       12/21/06          4,535,176
   7,160    Transfirst Holdings, Inc.,                             03/31/10 to
            Term Loan................. NR        NR      7.5 to     03/31/11          7,202,650
                                                                                 --------------
                                                                                     47,114,658
                                                                                 --------------
            HEALTHCARE  6.0%
   4,003    Ameripath, Inc.,
            Term Loan................. B2        B+       6.58      03/27/10          4,038,420
   2,678    AMN Healthcare Services,
            Inc., Term Loan........... Ba2       BB-      6.49      10/02/08          2,718,445
  29,164    Community Health Systems,
            Inc., Term Loan (a)....... Ba3       BB-      5.07      08/19/11         29,592,344
   5,828    Concentra Operating Corp.,                  5.80 to
            Term Loan (a)............. B1        B+       6.02      06/30/10          5,912,151
     998    Diagnostic Imaging Group,
            LLC, Term Loan............ B2        B+       6.75      05/04/12            992,512
   9,188    FHC Health Systems, Inc.,                   9.33 to    12/18/09 to
            Term Loan................. B2        B       12.33      02/09/11          9,267,236
   3,657    Healthtronics, Inc., Term
            Loan...................... Ba3       BB-      5.25      03/23/11          3,693,233
  42,640    LifePoint Hospitals, Inc.,
            Term Loan................. Ba3       BB       5.01      04/15/12         43,074,033
   2,774    Medcath Holdings Corp.,
            Term Loan................. B2        B+       5.88      06/30/11          2,805,197
   2,431    Multiplan, Inc.,
            Term Loan................. Ba3       B+       6.24      03/04/09          2,447,266

 18                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
 $ 4,137    Pacificare Health Systems,                  4.94 to
            Inc., Term Loan........... Ba2       BBB-    5.19%      12/13/10     $    4,156,859
  20,113    Select Medical Corp., Term
            Loan...................... B1        BB-    5.04 to     02/24/12         20,220,212
   1,167    Select Medical Corp.,
            Revolving                                   5.79 to
            Credit Agreement.......... B1        BB-      6.15      02/24/11          1,160,834
   1,980    Sterigenics International,
            Inc., Term Loan........... B2        B+       6.41      06/14/11          2,004,750
                                                                                 --------------
                                                                                    132,083,492
                                                                                 --------------
            HEALTHCARE & BEAUTY  1.9%
   5,189    American Safety Razor Co.,                  5.88 to    02/28/12 to
            Term Loan (a)............. B2        CCC      9.38      08/28/12          5,249,863
      96    American Safety Razor Co.,
            Revolving Credit Agreement
            (a)....................... B2        CCC      8.25      02/28/10             94,080
   8,245    CEI Holdings, Inc., Term                    6.01 to    12/03/10 to
            Loan...................... NR        NR       9.93      12/03/11          8,125,128
   6,418    Del Laboratories, Inc.,                     5.96 to
            Term Loan................. B2        B        6.48      07/27/11          6,377,639
   5,977    Marietta Intermediate
            Holding Corp., Term                          6.6 to    12/17/10 to
            Loan...................... NR        NR       10.6      12/17/11          6,047,909
   7,416    MD Beauty, Inc.,                            6.60 to    02/18/12 to
            Term Loan................. B2        B        9.90      02/18/13          7,518,831
   8,242    Prestige Brands Holdings,                   5.18 to
            Inc., Term Loan........... B1        B+       7.50      04/06/11          8,331,784
                                                                                 --------------
                                                                                     41,745,234
                                                                                 --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE
            CONSUMER PRODUCTS  1.2%
   6,132    Formica Corp.,                              8.27 to
            Term Loan................. NR        NR       9.75      06/10/10          6,162,998
   4,239    Hunter Fan Co.,                             5.91 to
            Term Loan................. B1        B        6.18      03/24/12          4,223,477
   4,893    Imperial Home Decor Group,
            Inc., Term Loan (c) (d)
            (e)....................... NR        NR       N/A       04/04/06            122,337
   3,751    National Bedding Co., Term                  5.38 to
            Loan...................... Ba3       BB-      5.74      12/31/10          3,803,802
  11,516    Sealy Mattress Co., Term                    5.08 to
            Loan...................... B1        B+       5.17      04/06/12         11,630,714
                                                                                 --------------
                                                                                     25,943,328
                                                                                 --------------

See Notes to Financial Statements                                             19

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            HOTELS, MOTELS, INNS & GAMING  8.5%
 $ 1,617    Alliance Gaming Corp.,
            Term Loan (a)............. Ba3       BB-     6.77%      09/04/09     $    1,620,923
   2,096    CNL Hospitality Partners,
            LP, Term Loan (a)......... NR        NR       5.85      10/13/06          2,101,236
   7,500    CNL Hotels & Resorts,
            Inc., Term Loan (a)....... NR        NR       5.47      02/09/08          7,518,750
   4,286    Global Cash Access, LLC,
            Term Loan................. B2        B+       5.74      03/10/10          4,356,938
   5,130    Greektown Casino, LLC,
            Term Loan................. NR        NR       6.99      12/31/05          5,158,951
   4,938    Green Valley Ranch Gaming,
            LLC, Term Loan............ B1        NR       5.49      12/17/11          5,002,495
   3,791    Herbst Gaming, Inc., Term                   5.38 to
            Loan...................... B1        B+       5.49      01/31/11          3,839,068
   3,811    Interstate Operating Co.,
            LP, Term Loan............. B2        B        9.00      01/14/08          3,816,085
     605    Isle of Capri Casinos,                      4.97 to
            Inc., Term Loan........... Ba2       BB-      5.31      02/04/11            612,037
   4,791    Kuilima Resort Co., Term                     5.6 to    06/29/07 to
            Loan...................... NR        NR       6.38      09/29/07          4,779,380
   2,092    Marina District Finance                     5.13 to
            Co., Term Loan............ NR        NR       5.24      10/20/11          2,110,740
   6,696    MGM Mirage, Term Loan..... Ba2       BB       5.13      04/25/10          6,745,815
  16,206    MGM Mirage, Revolving                       4.95 to
            Credit Agreement.......... Ba2       BB       5.28      04/25/10         16,056,802
     115    Planet Hollywood
            International, Inc., Term
            Loan (f).................. B3        B-       7.50      08/31/10            115,385
  47,172    Planet Hollywood
            International, Inc., Term
            Loan...................... B3        B-       6.50      08/31/10         47,319,088
  11,345    Resorts International
            Hotel & Casino, Inc., Term                  5.99 to    04/26/12 to
            Loan...................... B3        B-       9.23      04/26/13         11,477,725
   8,060    Scientific Games Corp.,
            Term Loan................. Ba2       BB       5.24      12/23/09          8,166,957
   2,800    Seminole Tribe of Florida,
            Inc., Term Loan........... NR        BB       5.81      09/30/11          2,845,500
  11,749    Venetian Casino Resorts,
            LLC, Term Loan............ B1        BB-      5.24      06/15/11         11,908,160
  18,028    Wyndham International,                      6.63 to    05/10/11 to
            Inc., Term Loan........... Caa1      B       11.38      12/10/11         18,352,189

 20                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $   349    Wyndham International,
            Inc., Revolving Credit
            Agreement................. Caa1      B       6.63%      05/10/11     $      347,422
  21,938    Wynn Las Vegas, LLC, Term
            Loan...................... B2        B+       5.62      12/14/11         22,203,492
                                                                                 --------------
                                                                                    186,455,138
                                                                                 --------------
            INSURANCE  1.6%
   5,940    Alliant Resources Group,                    6.88 to
            Inc., Term Loan........... B2        B        8.75      08/31/11          5,984,550
   1,911    CCC Information Services
            Group, Inc., Term Loan.... B1        B+       6.24      08/20/10          1,939,794
   7,671    Conseco, Inc., Term
            Loan...................... B2        BB-      6.99      06/22/10          7,746,322
   5,580    Hilb, Rogal & Hamilton                      5.25 to    12/15/09 to
            Co., Term Loan............ Ba3       BB       5.75      12/15/11          5,621,014
   1,046    Mitchell International,
            Inc., Term Loan........... B1        B+       6.24      08/15/11          1,062,202
   9,676    USI Holdings Corp., Term
            Loan...................... B1        BB-      6.18      08/11/08          9,718,450
   3,521    Vertafore, Inc.,                            6.04 to    12/22/10 to
            Term Loan................. NR        NR       9.51      12/22/11          3,556,774
                                                                                 --------------
                                                                                     35,629,106
                                                                                 --------------
            MACHINERY  0.9%
   4,680    Alliance Laundry Holdings,
            LLC, Term Loan (a)........ B1        B        5.59      01/27/12          4,756,050
   1,592    Douglas Dynamics, LLC,
            Term Loan................. B1        BB-      5.48      12/16/10          1,611,900
     691    Flowserve Corp., Term
            Loan...................... Ba3       BB-      5.25      06/30/06            694,316
   9,161    Goodman Global Holdings,
            Inc., Term Loan........... B2        B+       5.88      12/23/11          9,301,265
   2,469    United Rentals (North
            America), Inc., Term
            Loan...................... B1        BB       5.73      02/14/11          2,501,461
                                                                                 --------------
                                                                                     18,864,992
                                                                                 --------------
            MEDICAL PRODUCTS & SERVICES  1.2%
   3,582    American Medical
            Instruments Holdings,                       6.49 to
            Inc., Term Loan........... B2        B+       6.90      12/09/10          3,605,509
   4,362    Center for Diagnostic
            Imaging, Term Loan........ B2        B+       6.99      12/31/10          4,340,522
   1,657    Colgate Medical, Ltd                        5.48 to
            (England), Term Loan...... Ba2       BB-      5.49      12/30/08          1,674,422
   9,614    Insight Health Services                     7.24 to
            Corp., Term Loan.......... B1        B        7.49      10/17/08          9,654,456
   3,548    Kinetics Concepts, Inc.,
            Term Loan................. Ba3       BB       5.24      08/11/10          3,589,695

See Notes to Financial Statements                                             21

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SERVICES (CONTINUED)
 $   460    Rotech Healthcare, Inc.,
            Term Loan................. Ba2       BB      6.49%      03/31/08     $      463,554
   2,400    The Cooper Cos., Term
            Loan...................... Ba3       BB       5.00      01/06/12          2,416,500
                                                                                 --------------
                                                                                     25,744,658
                                                                                 --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.2%
   8,693    CII Carbon, LLC,
            Term Loan................. NR        NR       5.59      06/25/08          8,605,627
   3,703    New Enterprise Stone &
            Lime Co., Inc., Term                        6.31 to
            Loan...................... NR        NR       8.25      07/30/10          3,722,013
  11,432    Novelis, Inc., Term
            Loan...................... Ba2       BB-      4.96      01/06/12         11,595,954
   2,344    Techs Industries, Inc.,
            Term Loan................. NR        NR       5.74      01/14/10          2,349,609
                                                                                 --------------
                                                                                     26,273,203
                                                                                 --------------
            NATURAL RESOURCES  3.0%
   1,540    Coffeyville Resources,
            LLC., Term Loan (a)....... B1        BB-      6.06      06/24/12          1,568,233
  14,193    El Paso Corp., Term
            Loan...................... B3        B        6.24      11/23/09         14,382,883
   1,966    Foundation PA Coal Co.,                     5.38 to
            Term Loan................. Ba3       BB-      5.66      07/30/11          2,001,726
  35,000    Kerr-McGee Corp., Term
            Loan...................... Ba3       BB+      5.79      05/24/11         35,646,310
   1,525    LYONDELL-CITGO Refining,                     5.3 to
            LP, Term Loan............. NR        NR       5.51      05/21/07          1,548,422
   3,842    Semcrude, LP,                               5.89 to
            Term Loan................. Ba2       NR       7.25      03/16/11          3,884,588
   5,586    Universal Compression,
            Inc., Term Loan........... Ba2       BB       5.24      02/15/12          5,663,679
                                                                                 --------------
                                                                                     64,695,841
                                                                                 --------------
            NON-DURABLE CONSUMER PRODUCTS  0.6%
   4,950    Amscan Holdings, Inc.,                      6.13 to
            Term Loan (a)............. B1        B+       6.56      04/30/12          4,999,500
   2,705    Church & Dwight Co., Inc.,
            Term Loan (a)............. Ba2       BB       5.24      05/30/11          2,736,538
   5,115    JohnsonDiversey, Inc.,                      4.96 to
            Term Loan................. B1        BB-      5.09      11/03/09          5,167,690
                                                                                 --------------
                                                                                     12,903,728
                                                                                 --------------
            PAPER & FOREST PRODUCTS  0.6%
   1,945    Boise Cascade, LLC, Term
            Loan (a).................. Ba3       BB       5.25      10/29/11          1,976,965
   1,000    NewPage, Inc.,                              6.25 to
            Term Loan................. B1        B        6.49      05/02/11          1,020,000

 22                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS (CONTINUED)
 $ 4,252    White Birch Paper, Co.                      6.60 to
            (Canada), Term Loan....... B2        B+      6.66%      04/08/12     $    4,315,621
   6,000    Xerium Technologies, Inc.,
            Term Loan................. B1        BB-      5.49      05/18/12          6,091,878
                                                                                 --------------
                                                                                     13,404,464
                                                                                 --------------
            PERSONAL & MISCELLANEOUS SERVICES  1.1%
   2,057    Alderwoods Group, Inc.,                     5.08 to
            Term Loan (a)............. B1        BB-      5.84      09/29/09          2,085,148
   2,192    Coinmach Laundry Corp.,                     6.38 to
            Term Loan (a)............. B2        B        6.50      07/25/09          2,220,774
   5,835    Educate Operating Co.,
            LLC, Term Loan............ B1        B+       5.49      03/31/12          5,839,022
   2,970    Global Imaging Systems,                     4.75 to
            Inc., Term Loan........... Ba3       BB-      4.99      05/10/10          2,993,205
   1,875    InfoUSA, Inc., Term
            Loan...................... Ba3       BB       5.99      03/25/09          1,879,687
   3,184    Iron Mountain, Inc., Term
            Loan...................... B2        BB-    5.16 to     04/02/11          3,220,482
   4,628    Stewart Enterprises, Inc.,                  4.75 to
            Term Loan................. Ba3       BB       5.39      11/19/11          4,671,698
     760    United Online, Inc., Term                   6.56 to
            Loan...................... B1        B+       6.88      12/13/08            763,800
                                                                                 --------------
                                                                                     23,673,816
                                                                                 --------------
            PHARMACEUTICALS  1.6%
                                                        3.72 to
   6,571    Medco Health, Term Loan... Ba1       BBB      4.68      08/13/08          6,614,557
  11,055    MedPointe, Inc.,                            7.72 to    09/30/07 to
            Term Loan................. B2        B        8.47      09/30/08         11,168,157
   1,500    Mylan Laboratories, Inc.,
            Term Loan................. Ba1       BBB-     6.75      06/30/10          1,520,625
  15,026    Warner Chilcott Holding                     5.96 to
            Co., Term Loan............ B2        B        6.18      01/18/12         15,204,679
                                                                                 --------------
                                                                                     34,508,018
                                                                                 --------------
            PRINTING & PUBLISHING  6.4%
   6,790    Adams Outdoor Advertising,                  5.44 to
            LP, Term Loan (a)......... B1        B+       5.64      10/18/12          6,895,836
   3,156    American Media Operations,
            Inc., Term Loan (a)....... B1        B        6.25      04/01/07          3,198,396
   5,797    American Reprographics                      5.31 to
            Co., Term Loan (a)........ Ba2       BB       5.52      06/18/09          5,840,981
     800    Ascend Media Holdings,                      5.96 to
            LLC, Term Loan............ NR        NR       6.26      01/31/12            803,000
   3,000    Canon Communications, LLC,
            Term Loan................. B3        B        7.24      05/31/11          3,000,000

See Notes to Financial Statements                                             23

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
 $   714    CanWest Media, Inc.
            (Canada), Term Loan (a)... Ba2       B+      5.64%      08/15/09     $      724,411
   9,925    Cygnus Business Media,
            Inc., Term Loan........... B3        B-       7.51      07/13/09          9,925,000
   3,658    Day International Group,
            Inc., Term Loan........... B1        B        6.99      09/16/09          3,692,047
   1,104    Dex Media East, LLC, Term                   4.75 to
            Loan...................... Ba2       BB       5.33      05/08/09          1,119,637
  10,535    Dex Media West, LLC, Term                   4.75 to
            Loan...................... Ba2       BB       5.33      03/09/10         10,693,795
   3,750    Endurance Business Media,
            Inc., Term Loan........... B1        B        6.13      03/08/12          3,808,594
   1,200    Enterprise NewsMedia, LLC,
            Term Loan................. NR        NR       6.34      06/30/12          1,215,750
   5,089    F&W Publications, Inc.,                     7.09 to
            Term Loan................. NR        NR       7.10      12/31/09          5,121,110
   3,279    Freedom Communications,
            Term Loan................. Ba2       BB       4.83      05/01/13          3,319,019
   7,690    Haights Cross
            Communications, LLC, Term                   6.77 to
            Loan...................... B3        B-       7.77      08/20/08          7,824,961
   5,763    Herald Media, Inc., Term                    5.99 to    07/22/11 to
            Loan...................... NR        NR       8.99      01/22/12          5,816,974
   2,555    Journal Register Co., Term                  5.00 to
            Loan...................... Ba2       BB       5.18      08/12/12          2,577,356
     708    Lamar Media Corp., Term
            Loan...................... Ba2       BB-      5.06      06/30/10            716,312
   7,191    Liberty Group Operating,                    5.62 to
            Inc., Term Loan........... B1        B        5.63      02/28/12          7,264,131
   1,947    MC Communications, LLC,                     7.58 to
            Term Loan................. NR        NR       8.06      12/31/10          1,975,867
   7,736    Merrill Communications,
            LLC, Term Loan............ B1        B      5.99 to     07/30/09          7,803,346
   8,259    Morris Publishing Group,
            LLC, Term Loan............ Ba1       BB       5.25      03/31/11          8,359,155
   4,937    Network Communications,                     5.71 to    06/30/11 to
            Inc., Term Loan........... NR        NR       6.48      12/31/11          4,957,287
   6,561    Primedia, Inc., Term                        5.50 to    06/30/08 to
            Loan...................... B2        B        6.31      06/30/09          6,564,614
     567    Primedia, Inc., Revolving                   5.50 to
            Credit Agreement.......... B2        B        5.56      06/30/08            554,588

 24                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
 $22,656    R.H. Donnelley, Inc., Term                  5.10 to    12/31/09 to
            Loan...................... Ba3       BB      5.49%      06/30/11     $   22,983,708
   3,106    Source Media, Inc., Term                    5.74 to    11/08/11 to
            Loan...................... B2        NR       8.87      08/30/12          3,156,913
                                                                                 --------------
                                                                                    139,912,788
                                                                                 --------------
            RESTAURANTS & FOOD SERVICE  1.4%
  10,200    Burger King Corp., Term
            Loan (a).................. Ba2       B+       5.19      06/30/12         10,371,064
   1,376    Captain D's, LLC, Term
            Loan...................... NR        NR       7.24      12/27/10          1,396,992
   5,988    Carrols Corp., Term Loan
            (a)....................... B1        CCC      6.00      12/31/10          6,079,075
   3,192    Denny's Corp., Term                         6.48 to    09/30/09 to
            Loan...................... B3        CCC      9.00      09/30/10          3,285,792
   2,270    Landry's Restaurants,
            Inc., Term Loan........... Ba2       BB-      5.24      12/28/10          2,300,515
   1,924    Ruth's Chris Steak House,
            Inc., Term Loan........... NR        NR       6.50      03/11/11          1,928,619
   4,000    Triarc Cos., Inc.,
            Term Loan................. B1        B+       5.73      07/25/12          4,054,584
                                                                                 --------------
                                                                                     29,416,641
                                                                                 --------------
            RETAIL--OIL & GAS  1.4%
     401    Barjan Products, LLC, Term
            Loan...................... NR        NR       9.25      04/30/07            401,027
     606    Barjan Products, LLC, Term
            Loan (f).................. NR        NR      11.00      04/30/07             21,808
     742    Barjan Products, LLC,
            Revolving
            Credit Agreement.......... NR        NR       8.75      04/30/07            741,665
   4,652    Getty Petroleum Marketing,
            Inc., Term Loan........... B1        BB-      6.49      05/19/10          4,710,549
  14,009    The Pantry, Inc.,
            Term Loan................. B1        B-       5.74      03/12/11         14,219,493
  10,500    Travelcenters of America,
            Inc., Term Loan........... B1        BB       5.09      12/01/11         10,632,888
                                                                                 --------------
                                                                                     30,727,430
                                                                                 --------------
            RETAIL--SPECIALTY  1.1%
  11,409    Nebraska Book Co., Inc.,
            Term Loan................. B2        B        5.88      03/04/11         11,565,471
  11,225    Visant Holding Corp., Term                  5.75 to    10/04/10 to
            Loan...................... B1        B+       6.00      03/04/11         11,393,607
                                                                                 --------------
                                                                                     22,959,078
                                                                                 --------------

See Notes to Financial Statements                                             25

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            RETAIL--STORES  1.4%
 $ 2,791    Advance Stores Co., Inc.,                   4.94 to
            Term Loan (a)............. Ba2       BB+     5.25%      09/30/10     $    2,819,105
   2,469    Murray's Discount Auto
            Stores, Inc., Term Loan... NR        NR       7.84      08/08/09          2,478,056
  25,298    Rite Aid Corp., Term                        5.08 to
            Loan...................... B2        B+       5.13      08/31/09         25,540,736
     142    Rite Aid Corp., Revolving
            Credit Agreement.......... B2        B+       7.00      09/20/09            142,043
                                                                                 --------------
                                                                                     30,979,940
                                                                                 --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.6%
  11,200    Fairpoint Communications,                   5.44 to
            Inc., Term Loan........... B1        BB-      5.56      02/08/12         11,361,000
   3,500    Hawaiian Telcom, Inc.,
            Term Loan................. B1        B+       5.73      10/31/12          3,550,858
   6,481    Orius Corp., LLC, Term                      7.85 to    01/23/09 to
            Loan (c).................. NR        NR       8.36      01/23/10          1,724,334
   4,331    Orius Corp., LLC,
            Revolving Credit Agreement
            (c)....................... NR        NR       6.00      01/31/06          3,876,159
   9,865    Qwest Corp., Term Loan.... Ba3       BB-      8.10      06/30/07         10,203,586
   2,900    Valor Telecommunications,
            LLC, Term Loan............ Ba3       BB-      5.49      02/14/12          2,938,582
   7,500    WCI Capital Corp., Term
            Loan (b) (d) (e).......... NR        NR       N/A       09/30/07            112,500
   1,216    WCI Capital Corp., DIP
            Term Loan (b) (d) (e)
            (f)....................... NR        NR       N/A       12/31/04             50,103
                                                                                 --------------
                                                                                     33,817,122
                                                                                 --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.2%
   3,173    WilTel Communications,
            LLC, Term Loan............ B2        NR       6.99      06/30/10          3,216,267
                                                                                 --------------

            TELECOMMUNICATIONS--WIRELESS  0.6%
   1,584    Cellular South, Inc., Term                  5.00 to
            Loan (a).................. NR        NR       6.75      05/04/11          1,603,800
   9,381    Centennial Cellular, Inc.,                  5.57 to
            Term Loan (a)............. B1        B-       5.77      02/09/11          9,534,530
   2,388    Spectrasite
            Communications, Inc., Term
            Loan...................... Ba3       BBB      4.91      05/19/12          2,413,124
                                                                                 --------------
                                                                                     13,551,454
                                                                                 --------------
            TEXTILES & LEATHER  0.3%
   7,200    The William Carter Co.,                     5.24 to
            Term Loan................. B1        BB       5.65      07/14/12          7,310,254
                                                                                 --------------

 26                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------                STATED
(000)       BORROWER                   MOODY'S   S&P     COUPON     MATURITY*        VALUE
-----------------------------------------------------------------------------------------------
            TRANSPORTATION--CARGO  0.7%
 $ 3,134    Havco Wood Products, Inc.,                  5.88 to
            Term Loan................. NR        NR      5.99%      06/30/06     $    2,820,482
   1,911    Jacobson Acquistion Co.,                    7.25 to    04/07/09 to
            Term Loan................. NR        NR       7.75      04/07/11          1,915,889
   7,208    Pacer International, Inc.,                  5.31 to
            Term Loan................. B1        BB       7.25      06/10/10          7,324,812
   2,223    Quality Distribution,                       6.41 to
            Inc., Term Loan........... Caa1      B-       6.49      11/13/09          2,234,516
     200    Quality Distribution,
            Inc., Revolving
            Credit Agreement.......... Caa1      B-       8.75      11/13/08            200,000
   1,322    Transport Industries, LP,
            Term Loan................. B2        B+       7.50      06/13/10          1,331,349
                                                                                 --------------
                                                                                     15,827,048
                                                                                 --------------
            TRANSPORTATION--PERSONAL  0.0%
     934    Neoplan USA Corp.,
            Revolving
            Credit Agreement (c)
            (e)....................... NR        NR       7.52      06/30/06            933,750
                                                                                 --------------

            TRANSPORTATION--RAIL MANUFACTURING  0.3%
   7,100    Helm Holding Corp., Term                    5.84 to    07/08/11 to
            Loan...................... NR        NR       9.84      07/08/12          7,215,563
                                                                                 --------------

            UTILITIES  2.1%
  14,644    Allegheny Energy, Inc.,
            Term Loan (a)............. Ba2       BB       5.18      03/08/11         14,844,865
   3,000    Cogentrix Delaware
            Holdings, Inc., Term Loan
            (a)....................... Ba2       BB+      5.24      04/14/12          3,038,012
   2,718    Coleto Creek WLE, LP, Term                  5.68 to    06/30/11 to
            Loan (a).................. Ba3       BB-      6.52      06/30/12          2,768,037
   4,747    Pike Electric, Inc., Term                   5.63 to    07/01/12 to
            Loan...................... NR        NR       5.69      12/10/12          4,806,000
   7,960    Reliant Energy Resources                    5.84 to
            Corp., Term Loan.......... B1        B+       6.09      04/30/10          8,060,121
  12,917    Texas Genco, LLC, Term                      5.41 to
            Loan...................... Ba2       BB       5.49      12/14/11         13,126,121
                                                                                 --------------
                                                                                     46,643,156
                                                                                 --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS...................................    2,207,487,542
                                                                                 --------------

See Notes to Financial Statements                                             27

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

DESCRIPTION                                                                         VALUE
----------------------------------------------------------------------------------------------

NOTES  0.7%
Barjan Products, LLC ($1,051,806 par, 5.00% coupon, maturing 04/30/07) (f)...                0
Builders FirstSource, Inc. ($1,500,000 par, 7.52% coupon, maturing 02/15/12)
  (g)........................................................................        1,522,500
Commonwealth Brands, Inc. ($1,500,000 par, 10.83% coupon, maturing 04/15/08)
  (g)........................................................................        1,569,375
Compression Polymers ($1,500,00 par, 10.46% coupon, maturing 07/01/12) (g)...        1,515,000
Qwest Corp. ($3,500,000 par, 6.25% coupon, maturing 06/15/13) (g)............        3,675,000
Rogers Wireless Communications, Inc. ($6,000,000 par, 6.54% coupon, maturing
  12/15/10) (Canada) (g).....................................................        6,277,500
US Unwired, Inc. ($800,000 par, 7.66% coupon, maturing 06/15/10) (g).........          834,000
                                                                                --------------

TOTAL NOTES..................................................................       15,393,375
                                                                                --------------

EQUITIES  2.6%
Aladdin Gaming Holdings, LLC (8.63% ownership interest, acquired 09/03/04,
  Cost $240,062) (h) (i).....................................................          339,116
Barjan Products, LLC (1,962,870 preferred shares, Acquisition date 06/21/04,
  Cost $2,767,934) (h) (i)...................................................                0
Chart Industries, Inc. (280,454 common shares, Acquisition date 09/25/03,
  Cost $5,958,577) (c) (h) (i)...............................................       16,546,786
DecorateToday.com (198,600 common shares, Acquisition date 12/31/98, Cost
  $3,505,909) (c) (h) (i)....................................................        2,049,552
Environmental Systems Products Holdings, Inc. (2,183 common shares,
  Acquisition date 06/22/04, Cost $0) (h) (i)................................           57,588
Havco Wood Products, Inc. (30 common shares) (h).............................                0
IDT Corp. (22,898 common shares) (h).........................................          297,445
Imperial Home Dcor Group, Inc. (1,816,143 common shares, Acquisition date
  04/26/01, Cost $1,852,465) (c) (h) (i).....................................                0
London Clubs International (Warrants for 141,981 common shares, Acquisition
  date 10/15/04, Cost $260,910) (h) (i)......................................          271,997
London Fog Industries, Inc. (515,922 common shares) (c) (h)..................        1,970,822
Neoplan USA Corp. (2,262 preferred shares, Acquisition date 09/04/03, Cos
  $1,074,522) (c) (h) (i)....................................................               23
Neoplan USA Corp. (8,517 common shares, Acquisition date 09/04/03, Cost $85)
  (c) (h) (i)................................................................               85
Orius Corp. (1,211,236 common shares, Acquisition date 02/03/03, Cost $0) (c)
  (h) (i)....................................................................                0
Planet Hollywood International, Inc. (Warrants for 95,324 common shares,
  Acquisition date 09/03/04, Cost $0) (h) (i)................................                0
RailWorks Corp. (Warrants for 1,037 common shares, Acquisition date 07/28/05,
  Cost $2,560,327) (h) (i)...................................................                0
Rotech Medical Corp. (94,289 common shares, Acquisition date 06/12/02, Cost
  $377,156) (h) (i)..........................................................                0
Safelite Glass Corp. (724,479 common shares, Acquisition date 10/20/00, Cost
  $3,912,187) (c) (h) (i)....................................................                0
Safelite Realty (48,903 common shares, Acquisition date 10/20/00, Cost $0)
  (c) (h) (i)................................................................                0

 28                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

DESCRIPTION                                                                         VALUE
----------------------------------------------------------------------------------------------
EQUITIES (CONTINUED)
xTargus Group International (Warrants for 66,824 common shares, Acquisition
  date 01/30/04, Cost $0) (h) (i)............................................   $       20,047
Trans World Entertainment Corp. (3,288,962 common shares, Acquisition date
  03/03/98, $60,310,984) (c) (h) (i).........................................       34,534,101

TOTAL EQUITIES  2.6%.........................................................       56,087,562
                                                                                --------------

TOTAL LONG-TERM INVESTMENTS  104.3%
  (Cost $2,345,315,215)......................................................    2,278,968,479
                                                                                --------------

SHORT-TERM INVESTMENTS  2.2%
REPURCHASE AGREEMENT  1.6%
State Street Bank & Trust Corp. ($36,000,000 par collateralized by U.S.
  Government Obligations in a pooled cash account, interest rate of 3.20%,
  dated 07/31/05, to be sold on 08/01/05 at $36,003,200) (a).................       36,000,000

TIME DEPOSIT  0.6%
State Street Bank & Trust Corp. ($12,650,120 par collateralized by U.S.
  Government Obligations in a pooled cash account, 2.65% coupon, dated
  07/31/05, to be sold on 08/01/05 at $12,651,051) (a).......................       12,650,120
                                                                                --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $48,650,120).........................................................       48,650,120
                                                                                --------------

TOTAL INVESTMENTS  106.5%
  (Cost $2,393,965,335)......................................................    2,327,618,599

BORROWINGS  (5.6%)...........................................................     (123,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)................................      (19,248,252)
                                                                                --------------

NET ASSETS  100.0%...........................................................   $2,185,370,347
                                                                                ==============

NR--Not rated

N/A--Not applicable

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. Bank loan ratings are unaudited.

    Industry percentages are calculated as a percentage of net assets.

(a) All or a portion of this security is designated in connection with unfunded loan commitments.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Affiliated company. See Notes to Financial Statements.

(d) This Senior Loan interest is non-income producing.

See Notes to Financial Statements                                             29

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2005 continued

(e) This borrower is currently in liquidation.

(f) Payment-in-kind security.

(g) Variable rate security. Interest rate shown is that in effect at July 31, 2005.

(h) Non-income producing security as this stock currently does not declare dividends.

(i) Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents 2.4% of the net assets of the Fund.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

 30                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
July 31, 2005

ASSETS:
Investments in unaffiliated securities (Cost
  $2,258,439,539)...........................................  $ 2,245,353,589
Investments in affiliated securities (Cost $135,525,796)....       82,265,010
                                                              ---------------
  Total Investments (cost $2,393,965,335)                       2,327,618,599
Cash........................................................            1,103
Receivables:
  Investments Sold..........................................       15,865,387
  Interest and Fees.........................................       11,293,629
  Fund Shares Sold..........................................        1,720,468
Other.......................................................           45,853
                                                              ---------------
Total Assets................................................    2,356,545,039
                                                              ---------------
LIABILITIES:
Payables:
  Borrowings................................................      123,000,000
  Investments Purchased.....................................       39,198,319
  Investment Advisory Fee...................................        1,643,823
  Income Distributions......................................        1,611,196
  Distributor and Other Affiliates..........................          744,966
  Administrative Fee........................................          482,043
  Fund Shares Repurchased...................................            1,890
Unfunded Commitments........................................        2,007,398
Accrued Expenses............................................        1,215,805
Trustees' Deferred Compensation and Retirement Plans........        1,129,887
Accrued Interest Expense....................................          139,365
                                                              ---------------
    Total Liabilities.......................................      171,174,692
                                                              ---------------
NET ASSETS..................................................  $ 2,185,370,347
                                                              ===============
NET ASSETS CONSIST OF:
Capital.....................................................    3,344,865,082
Accumulated Undistributed Net Investment Income.............       (1,209,028)
Net Unrealized Depreciation.................................      (68,354,134)
Accumulated Net Realized Loss...............................   (1,089,931,573)
                                                              ---------------
NET ASSETS..................................................  $ 2,185,370,347
                                                              ===============
NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value per share (Based on net assets of
    $53,963,797 and 5,929,676 shares of beneficial interest
    issued and outstanding).................................  $          9.10
    Maximum sales charge (3.25%* of offering price).........             0.30
                                                              ---------------
    Maximum offering price to public........................             9.40
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,762,919 and 1,182,663 shares of
    beneficial interest issued and outstanding).............  $          9.10
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $55,681,047 and 6,118,980 shares of
    beneficial interest issued and outstanding).............  $          9.10
                                                              ===============
  Class IB Shares:
    Net asset value per share (Based on net assets of
    $1,638,975,892 and 179,915,141 shares of beneficial
    interest issued and outstanding)........................  $          9.11
                                                              ===============
  Class IC Shares:
    Net asset value per share (Based on net assets of
    $425,986,692 and 46,777,973 shares of beneficial
    interest issued and outstanding)........................  $          9.11
                                                              ===============

*   On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             31

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended July 31, 2005

INVESTMENT INCOME:
Interest from unaffiliated securities.......................  $ 112,261,936
Interest from affiliated securities.........................      2,388,338
Dividends...................................................      1,413,819
Other.......................................................      3,631,625
                                                              -------------
      Total Income..........................................    119,695,718
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     18,518,502
Administrative Fee..........................................      5,422,273
Shareholder Services........................................      2,231,506
Legal.......................................................      1,255,917
Distribution and Service Fees (Attributed to Classes A, B, C
  and IC of $38,040, $31,507, $147,374 and $617,479,
  respectively).............................................        834,400
Custody.....................................................        648,707
Interest Expense............................................        345,847
Trustees' Fees and Related Expenses.........................        150,346
Other.......................................................      2,259,940
                                                              -------------
      Total Expenses........................................     31,667,438
      Service Fee Reimbursement.............................        396,473
      Less Credits Earned on Cash Balances..................         85,506
                                                              -------------
      Net Expenses..........................................     31,185,459
                                                              -------------
NET INVESTMENT INCOME.......................................  $  88,510,259
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss on unaffiliated securities................  $ (11,748,967)
Net Realized Loss on affiliated securities..................     (3,974,311)
                                                              -------------
                                                                (15,723,278)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (101,016,241)
                                                              -------------
  End of the Period
    Investments.............................................    (66,346,736)
    Unfunded Commitments....................................     (2,007,398)
                                                              -------------
                                                                (68,354,134)
                                                              -------------
Net Unrealized Appreciation During the Period...............     32,662,107
                                                              -------------
NET REALIZED AND UNREALIZED GAIN............................  $  16,938,829
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 105,449,088
                                                              =============

 32                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                             FOR THE           FOR THE
                                                            YEAR ENDED        YEAR ENDED
                                                          JULY 31, 2005     JULY 31, 2004
                                                          --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................  $   88,510,259    $   72,149,267
Net Realized Gain/Loss..................................     (15,723,278)        3,283,192
Net Unrealized Appreciation During the Period...........      32,662,107       165,681,058
                                                          --------------    --------------
Change in Net Assets from Operations....................     105,449,088       241,113,517
                                                          --------------    --------------

Distributions from Net Investment Income:
  Class A Shares........................................        (640,250)              -0-
  Class B Shares........................................        (109,825)              -0-
  Class C Shares........................................        (511,679)              -0-
  Class IB Shares.......................................     (64,404,166)      (53,435,973)
  Class IC Shares.......................................     (15,299,318)       (7,235,174)
                                                          --------------    --------------
                                                             (80,965,238)      (60,671,147)
                                                          --------------    --------------

Return of Capital Distribution:
  Class A Shares........................................             -0-               -0-
  Class B Shares........................................             -0-               -0-
  Class C Shares........................................             -0-               -0-
  Class IB Shares.......................................             -0-        (4,687,687)
  Class IC Shares.......................................             -0-          (913,897)
                                                          --------------    --------------
                                                                     -0-        (5,601,584)
                                                          --------------    --------------
Total Distributions.....................................     (80,965,238)      (66,272,731)
                                                          --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      24,483,850       174,840,786
                                                          --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................     563,529,321       154,047,111
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................      42,159,249        34,951,648
Cost of Shares Repurchased..............................    (479,983,896)     (450,817,629)
                                                          --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......     125,704,674      (261,818,870)
                                                          --------------    --------------
TOTAL INCREASE/DECREASE IN NET ASSETS...................     150,188,524       (86,978,084)
NET ASSETS:
Beginning of the Period.................................   2,035,181,823     2,122,159,907
                                                          --------------    --------------
End of the Period (Including accumulated undistributed
  net investment income of ($1,209,028) and
  ($3,395,731), respectively)...........................  $2,185,370,347    $2,035,181,823
                                                          ==============    ==============

See Notes to Financial Statements                                             33

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended July 31, 2005

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ 105,449,088
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash provided by Operating Activities:
  Increase in Investments at Value..........................   (265,960,996)
  Increase in Receivable for Investments Sold...............    (11,434,071)
  Increase in Interest and Fees Receivables.................     (4,163,674)
  Decrease in Other Assets..................................          8,160
  Increase in Payable for Investments Purchased.............      1,087,399
  Increase in Investment Advisory Fee Payable...............        136,870
  Increase in Distributor and Other Affiliates Payable......         58,420
  Increase in Administrative Fee Payable....................         41,432
  Change in Unfunded Commitments............................      2,007,398
  Increase in Accrued Expenses..............................        200,393
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................        114,001
                                                              -------------
    Total Adjustments.......................................   (277,904,668)
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................   (172,455,580)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    567,711,164
Change in Bank Borrowings...................................    123,000,000
Change in Intra-day Credit Line with Custodian Bank.........         (1,758)
Payments on Shares Repurchased..............................   (479,994,658)
Change in Accrued Interest Expense..........................        139,365
Cash Dividends Paid.........................................    (38,397,430)
                                                              -------------
    Net Cash Used for Financing Activities..................    172,456,683
                                                              -------------
NET INCREASE IN CASH........................................          1,103
Cash at Beginning of the Period.............................            -0-
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $       1,103
                                                              =============

 34                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                             FEBRUARY 18, 2005
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
CLASS A SHARES                                                OPERATIONS) TO
                                                               JULY 31, 2005
                                                             -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $9.12
                                                                   -----
  Net Investment Income (b).................................         .18
  Net Realized and Unrealized Gain/Loss.....................        (.04)
                                                                   -----
Total from Investment Operations............................         .14
Less Distributions from Net Investment Income...............         .16
                                                                   -----
NET ASSET VALUE, END OF THE PERIOD..........................       $9.10
                                                                   =====

Total Return (a)............................................       1.75%**
Net Assets at End of the Period (In millions)...............       $54.0
Ratio of Expenses to Average net Assets.....................       1.46%*
Ratio of Net Investment Income to Average Net Assets........       4.44%*
Portfolio Turnover (c)......................................         90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets..................       1.71%
   Ratio of Net Investment Income to Average Net Assets.....       4.19%

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included total returns would be lower. These returns include combined distribution and services fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(b) Based on average shares outstanding.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

See Notes to Financial Statements                                             35

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                             FEBRUARY 18, 2005
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
CLASS B SHARES                                                OPERATIONS) TO
                                                               JULY 31, 2005
                                                             -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $9.12
                                                                   -----
  Net Investment Income (b).................................         .14
  Net Realized and Unrealized Gain/Loss.....................        (.03)
                                                                   -----
Total from Investment Operations............................         .11
Less Distributions from Net Investment Income...............         .13
                                                                   -----
NET ASSET VALUE, END OF THE PERIOD..........................       $9.10
                                                                   =====

Total Return (a)............................................       1.41%**
Net Assets at End of the Period (In millions)...............       $10.8
Ratio of Expenses to Average net Assets.....................       2.22%*
Ratio of Net Investment Income to Average Net Assets........       3.73%*
Portfolio Turnover (c)......................................         90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets..................       2.47%
   Ratio of Net Investment Income to Average Net Assets.....       3.48%

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined distribution and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(b) Based on average shares outstanding.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

 36                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                             FEBRUARY 18, 2005
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
CLASS C SHARES                                                OPERATIONS) TO
                                                               JULY 31, 2005
                                                             -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $9.12
                                                                   -----
  Net Investment Income (b).................................         .14
  Net Realized and Unrealized Gain/Loss.....................        (.03)
                                                                   -----
Total from Investment Operations............................         .11
Less Distributions from Net Investment Income...............         .13
                                                                   -----
NET ASSET VALUE, END OF THE PERIOD..........................       $9.10
                                                                   =====

Total Return (a)............................................       1.41%**
Net Assets at End of the Period (In millions)...............       $55.7
Ratio of Expenses to Average net Assets.....................       2.21%*
Ratio of Net Investment Income to Average Net Assets........       3.66%*
Portfolio Turnover (c)......................................         90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets..................       2.46%
   Ratio of Net Investment Income to Average Net Assets.....       3.41%

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(b) Based on average shares outstanding.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

See Notes to Financial Statements                                             37

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED JULY 31,
CLASS IB SHARES                        --------------------------------------------------------
                                         2005        2004        2003        2002        2001
                                       --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $   9.00    $   8.29    $   8.09    $   8.61    $   9.50
                                       --------    --------    --------    --------    --------
  Net Investment Income (b)..........       .37         .30         .33         .41         .66
  Net Realized and Unrealized
    Gain/Loss........................       .08         .68         .19        (.55)       (.86)
                                       --------    --------    --------    --------    --------
Total from Investment Operations.....       .45         .98         .52        (.14)       (.20)
                                       --------    --------    --------    --------    --------
Less:
  Distributions from Net Investment
    Income...........................       .34         .25         .29         .38         .69
  Return of Capital Distributions....       -0-         .02         .03         -0-         -0-
                                       --------    --------    --------    --------    --------
Total Distributions..................       .34         .27         .32         .38         .69
                                       --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD...  $   9.11    $   9.00    $   8.29    $   8.09    $   8.61
                                       ========    ========    ========    ========    ========

Total Return (a).....................     5.18%      12.03%       6.58%      -1.61%      -2.11%
Net Assets at End of the Period (In
  millions)..........................  $1,639.0    $1,703.1    $1,876.1    $2,558.7    $3,989.7
Ratio of Expenses to Average net
  Assets.............................     1.42%       1.48%       1.54%       1.43%       1.43%
Ratio of Net Investment Income to
  Average Net Assets.................     4.09%       3.44%       4.21%       4.85%       7.34%
Portfolio Turnover (c)...............       90%         94%         49%         36%         42%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(b) Based on average shares outstanding.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

 38                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             JUNE 13, 2003
                                                            YEAR ENDED       (COMMENCEMENT
                                                             JULY 31,        OF INVESTMENT
CLASS IC SHARES                                          ----------------    OPERATIONS) TO
                                                          2005      2004     JULY 31, 2003
                                                         ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............  $ 9.00    $ 8.29        $ 8.16
                                                         ------    ------        ------
  Net Investment Income (b)............................     .37       .28           .04
  Net Realized and Unrealized Gain.....................     .07       .69           .12
                                                         ------    ------        ------
Total from Investment Operations.......................     .44       .97           .16
                                                         ------    ------        ------
Less:
  Distributions from Net Investment Income.............     .33       .24           .03
  Return of Capital Distributions......................     -0-       .02           -0-
                                                         ------    ------        ------
Total Distributions....................................     .33       .26           .03
                                                         ------    ------        ------
NET ASSET VALUE, END OF THE PERIOD.....................  $ 9.11    $ 9.00        $ 8.29
                                                         ======    ======        ======

Total Return (a).......................................   4.98%    11.86%         2.02%**
Net Assets at End of the Period (In millions)..........  $426.0    $332.0        $246.1
Ratio of Expenses to Average net Assets................   1.48%*    1.62%         1.56%
Ratio of Net Investment Income to Average Net Assets...   4.07%*    3.26%         3.89%
Portfolio Turnover (c).................................     90%       94%           49%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.............   1.56%       N/A           N/A
   Ratio of Net Investment Income to Average Net
     Assets............................................   3.99%       N/A           N/A

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(b) Based on average shares outstanding.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

N/A=Not Applicable

See Notes to Financial Statements                                             39

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Loan Fund (the "Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on October 4, 1989. In June 2003, the Fund completed a transaction in which it redesignated its shares issued before June 13, 2003 as Class B Shares and issued new Class C Shares to the shareholders of Van Kampen Senior Floating Rate Fund in exchange for the assets and liabilities of that fund. Effective February 18, 2005, the Van Kampen Senior Loan Fund Class B and Class C share classes were renamed Class IB and Class IC Shares, respectively. Also, effective February 18, 2005, the Fund issued new Class A, Class B and Class C Shares. The Class IB Shares and Class IC Shares are not continuously offered.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment. The Fund may invest in repurchase

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2005 continued

agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.

    Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements. Income, expenses and realized and unrealized gains or losses are allocated on a pro-rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $1,027,665,325, which will expire according to the following schedule.

AMOUNT                                                         EXPIRATION
$    230,325................................................  July 31, 2006
  25,341,287................................................  July 31, 2007
  28,927,103................................................  July 31, 2008
  90,868,001................................................  July 31, 2009
 445,144,583................................................  July 31, 2010
 215,755,020................................................  July 31, 2011
 153,257,861................................................  July 31, 2012
  68,141,145................................................  July 31, 2013

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2005 continued

    At July 31, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $2,421,156,338
                                                              ==============
Gross tax unrealized appreciation...........................      30,040,174
Gross tax unrealized depreciation...........................    (123,577,913)
                                                              --------------
Net tax unrealized depreciation on investments..............  $  (93,537,739)
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
Distributions paid from:
  Ordinary income...........................................  $80,556,679    $60,620,611
  Return of Capital.........................................          -0-      5,601,584
                                                              -----------    -----------
                                                              $80,556,679    $66,222,195
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent differences relating to excise taxes paid which are not deductible for tax purposes totaling $2,136 were reclassified from accumulated undistributed net investment income to capital. Also, a permanent difference of $5,179,271 relating to book to tax amortization differences were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Finally, $181,183 relating to book to tax amortization differences were reclassified from accumulated undistributed net investment income to capital.

    As of July 31, 2005, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................  $2,022,532

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions post October losses which may not be recognized for tax purposes until the first day of the following fiscal year, and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

F. CREDITS EARNED ON CASH BALANCES During the year ended July 31, 2005, the Fund's custody fee was reduced by $85,506 as a result of credits earned on cash balances.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2005 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................    .900%
Next $1.0 billion...........................................    .850%
Next $1.0 billion...........................................    .825%
Next $500 million...........................................    .800%
Over $3.0 billion...........................................    .775%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the year ended July 31, 2005, the Fund recognized expenses of approximately $839,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each Fund. For the year ended July 31, 2005, the Fund recognized expenses of approximately $166,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, as well as, the salary, benefits, and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended July 31, 2005, the Fund recognized expenses for these services of approximately $1,708,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and Trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or Trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its Trustees who are not officers of Van Kampen. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2005 continued

    During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940, as amended, as those companies in which a Fund holds 5% or more of the outstanding voting securities.

                                                         INTEREST/      MARKET
                                              PAR/        DIVIDEND       VALUE
NAME                                         SHARES*       INCOME       7/31/05         COST
Chart Industries, Inc. -- Term Loan......  $ 5,285,257   $  334,818   $ 5,298,470   $  6,135,542
Chart Industries, Inc. -- Common
  Shares.................................      280,454            0    16,546,786      5,958,578
DecorateToday.com -- Common Shares.......      198,600            0     2,049,552      3,505,909
Imperial Home Decor Group, Inc. -- Term
  Loan...................................  $ 4,893,497            0       122,337      4,870,481
Imperial Home Decor Group, Inc. -- Common
  Shares.................................    1,816,143            0             0      1,852,465
London Fog Industries, Inc. -- Common
  Shares.................................      515,922            0     1,970,822     33,576,536
Neoplan USA Corp. -- Revolver............  $   933,750       64,374       933,750        933,750
Neoplan USA Corp. -- Common Shares.......        8,517            0            85             85
Neoplan USA Corp. -- Preferred Shares....        2,262            0            23      1,074,522
Orius Corp. -- Term Loan.................  $ 6,481,269      462,344     1,724,334      3,575,045
Orius Corp. -- Revolver..................  $ 4,330,904      224,042     3,876,159      4,330,904
Orius Corp. -- Common Shares.............    1,211,236            0             0              0
Safelite Glass Corp. -- Term Loan........  $16,441,720    1,302,760    15,208,591      5,488,809
Safelite Glass Corp. -- Common Shares....      724,479            0             0      3,912,187
Safelite Reality -- Common Shares........       48,903            0             0              0
Transworld Entertainment Corp. -- Common
  Shares.................................    3,288,962            0    34,534,101     60,310,983
                                                         ----------   -----------   ------------
                                                         $2,388,338   $82,265,010   $135,525,796
                                                         ==========   ===========   ============

*   Shares were acquired through the restructuring of senior loan interests.

    Affiliate transactions during the year ended July 31, 2005 were as follows:

                            PAR/SHARES                                 PAR/SHARES     REALIZED
                               AS OF         GROSS         GROSS          AS OF         GAIN/
NAME                          7/31/04      ADDITIONS    REDUCTIONS       7/31/05       (LOSS)
Aspen Marketing Group,
  Term Loan...............  $ 2,508,426           0     $(2,508,426)   $         0   $(1,956,129)
Aspen Marketing Group,
  Revolver................  $ 7,620,725    $181,818     $(7,802,543)   $         0     2,745,253
Aspen Marketing Group,
  Common Shares...........      166,871           0        (166,871)             0    (3,863,697)
Chart Industries, Term
  Loan....................  $ 6,770,456           0     $(1,485,199)   $ 5,285,257      (280,208)
Chart Industries, Common
  Shares..................      345,454           0         (65,000)       280,454     2,043,958
Imperial Home Decor Group,
  Inc. Term Loan..........  $ 5,044,842           0     $  (151,345)   $ 4,893,497             0

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2005 continued

                            PAR/SHARES                                 PAR/SHARES     REALIZED
                               AS OF         GROSS         GROSS          AS OF         GAIN/
NAME                          7/31/04      ADDITIONS    REDUCTIONS       7/31/05       (LOSS)
Neoplan USA Corp.,
  Revolver................  $   911,250    $ 56,250     $   (33,750)   $   933,750             0
Orius Corp. Term Loan.....  $ 6,608,678    $303,833     $  (431,242)   $ 6,481,269       236,327
Safelite Glass Corp., Term
  Loan....................  $17,889,124           0     $(1,447,404)   $16,441,720        23,074
Transworld Entertainment
  Corp, Common Shares.....    3,789,962           0        (501,000)     3,288,962    (2,929,603)
                                                                                     -----------
                                                                                     $(3,974,311)
                                                                                     ===========

3. CAPITAL TRANSACTIONS

At July 31, 2005, capital aggregated $54,131,547, $10,796,707, $55,848,570,
$2,642,614,135 and $581,474,123 for Classes A, B, C, IB and IC, respectively. For the year ended July 31, 2005, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    6,457,801       58,942,482
  Class B...................................................    1,272,717       11,617,443
  Class C...................................................    6,219,523       56,760,288
  Class IB..................................................   29,709,650      270,363,646
  Class IC..................................................   18,287,687      165,845,462
                                                              -----------    -------------
Total Sales.................................................   61,947,378    $ 563,529,321
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................       39,840          362,784
  Class B...................................................        6,754           61,502
  Class C...................................................       26,118          237,778
  Class IB..................................................    3,810,505       34,609,287
  Class IC..................................................      757,994        6,887,898
                                                              -----------    -------------
Total Dividend Reinvestment.................................    4,641,211    $  42,159,249
                                                              ===========    =============
Repurchases:
  Class A...................................................     (567,965)      (5,178,140)
  Class B...................................................      (96,808)        (883,120)
  Class C...................................................     (126,661)      (1,154,058)
  Class IB..................................................  (42,836,274)    (389,295,735)
  Class IC..................................................   (9,172,693)     (83,472,843)
                                                              -----------    -------------
Total Repurchases...........................................  (52,800,401)   $(479,983,896)
                                                              ===========    =============

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2005 continued

    At July 31, 2004, capital aggregated $2,726,802,656 and $492,178,705 for
Classes IB and IC, respectively. For the year ended July 31, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class IB..................................................    4,640,807       40,897,370
  Class IC..................................................   12,758,204      113,149,741
                                                              -----------    -------------
Total Sales.................................................   17,399,011    $ 154,047,111
                                                              ===========    =============
Dividend Reinvestment:
  Class IB..................................................    3,570,320       31,188,668
  Class IC..................................................      430,382        3,762,980
                                                              -----------    -------------
Total Dividend Reinvestment.................................    4,000,702    $  34,951,648
                                                              ===========    =============
Repurchases:
  Class IB..................................................  (45,234,810)    (398,226,471)
  Class IC..................................................   (5,969,999)     (52,591,158)
                                                              -----------    -------------
Total Repurchases...........................................  (51,204,809)   $(450,817,629)
                                                              ===========    =============

    Class B Shares purchased on or after February 18, 2005, including Class B shares received from reinvestment of distributions through the dividend reinvestment plan on such Shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased.

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $2,215,276,976 and $1,911,560,980, respectively.

5. TENDER OF SHARES

The Fund has adopted the following fundamental policies in relation to its repurchase offers, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares: the Fund has a policy of making periodic repurchase offers ("Repurchase Offers") for the Fund's common shares pursuant to Rule 23c-3(b) of the Investment Company Act of 1940, as amended (the "1940 Act"); Repurchase Offers will be made at periodic intervals of, initially, quarterly (the "Periodic Interval"); provided, that the Periodic Interval shall become one month without any additional action by the Board of Trustees, and without the requirement of a shareholder vote, upon the Securities and Exchange Commission granting exemptive relief to the Fund from the provisions of Rule 23c-3 of the 1940 Act; the repurchase request deadline will be the third Friday of each month (or the preceding business day if such third Friday is not a business day) in which a Repurchase Offer ends (the "Request Deadline"); and the repurchase pricing date for a Repurchase Offer shall occur no later than the fourteenth calendar day after such Repurchase Offer's Request Deadline (or the next business day after such fourteenth calendar day if the fourteenth calendar day is not a business day). So long as the Periodic Interval is quarterly, the Fund's Repurchase Offers will end in the months of January, April, July and October.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2005 continued

    During the fiscal year ended July 31, 2005, the Fund made two Repurchase Offers pursuant to Rule 23c-3(b) as follows: During the Repurchase Offer period ended April 15, 2005 (the Request Deadline), the Fund offered to repurchase up to 15% of the aggregate of its outstanding shares and the total amount tendered in such Repurchase Offer amounted to 13,348,016 shares or 5.2% of the Fund's outstanding shares. During the Repurchase Offer period ended July 15, 2005 (the Request Deadline), the Fund offered to repurchase up to 15% of the aggregate of its outstanding shares and the total amount tendered in such Repurchase Offer amounted to 17,547,489 shares or 6.9% of the Fund's outstanding shares.

    During the fiscal year ended July 31, 2005, and prior to adopting the fundamental policy referred to above, the Fund also conducted tender offers for its shares pursuant to Rule 13e-4 under the Securities Exchange Act of 1934. In total, in these tender offers and in the Repurchase Offers referred to above, the Fund repurchased 52,800,401 shares.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most Class B Shares and Class IB Shares held for less than five years and Class C Shares and Class IC Shares held less than one year which are repurchased by the Fund. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                                     EARLY WITHDRAWAL
                                                                       CHARGE AS A
                                                                      PERCENTAGE OF
                                                                      DOLLAR AMOUNT
                                                                    SUBJECT TO CHARGE
                                                              ------------------------------
                                                                                   CLASSES C
YEAR OF REDEMPTION                                            CLASS IB   CLASS B    AND IC
First.......................................................    3.0%      3.0%       1.0%
Second......................................................    2.5%      2.0%         --
Third.......................................................    2.0%      1.5%         --
Fourth......................................................    1.5%      1.0%         --
Fifth.......................................................    1.0%      0.5%         --
Sixth and following.........................................      --        --         --

    Effective February 18, 2005 the early withdrawal charge for Class IB Shares and Class IC Shares was terminated. For the year ended July 31, 2005, Van Kampen received early withdrawal charges of approximately $261,500, in connection with tendered and repurchased shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Senior Loan agreements, the Fund had unfunded loan commitments of approximately $147,392,000 as of July 31, 2005. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid senior loans as a reserve. The unrealized depreciation on these commitments of $2,007,398 as of July 31, 2005 is reported as "Unfunded Commitments" on the Statement of Assets and Liabilities.

    The Fund has entered into a revolving credit agreement for an aggregate of $300,000,000, which will terminate on November 12, 2005. The proceeds of any borrowing by

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2005 continued

the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder repurchases. Annual commitment fees of .13% are charged on the unused portion of the credit line. For the year ended July 31, 2005, the Fund recognized commitment fee expenses of approximately $539,700.

    Borrowings under this facility will bear interest at the Eurodollar rate plus 1.00%. For the year ended July 31, 2005, when in use, the average daily balance of borrowings under the revolving credit agreement was $71,034,483 with a weighted average interest rate of 3.02%.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2005, the Fund had no selling participants with respect to investments in senior loans purchased by the Fund on a participation basis.

9. DISTRIBUTION AND SERVICE PLANS

Effective February 18, 2005, the Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its new Class A Shares, new Class B Shares and new Class C Shares and in so doing has agreed to comply with rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), as if the Fund were an open-end investment company. The Fund also has adopted a service plan (the "Service Plan") with respect to each of its new Class A Shares, new Class B Shares, new Class C Shares and Class IC Shares. There is no Distribution Plan or Service Plan for the Class IB Shares and no Distribution Plan for the Class IC Shares. All service fees under the Service Plan applicable to new Class A Shares, new Class B Shares, new Class C Shares and Class IC Shares are currently being waived. For the year ended July 31, 2005, the Distributor waived service fees of $396,473. This waiver is voluntary in nature and can be discontinued at any time. Under the Distribution Plan and Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its Shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

    Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25%, 1.00%, 1.00%, and 0.15% (0.25% maximum) per year of the average daily net assets of new Class A Shares, new Class B Shares, new Class C Shares, and Class IC Shares respectively. Due to voluntary fee waivers by the Distributor, the aggregate distribution and service fees are currently 0.00%, 0.75%, 0.75%, and 0.00% per year of the average daily net assets for new Class A Shares, new Class B Shares, new Class C Shares, and Class IC Shares respectively. Annual fees under the Distribution Plan and Service Plan are accrued daily. The net annual fees for new Class B Shares and new Class C Shares are paid monthly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $121,500 and $248,600 for new Class B Shares and new Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan. To the extent the unreimbursed receivable has been fully recovered, any excess fees will be refunded on a quarterly basis.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2005 continued

    Included in the fees for the year ended July 31, 2005 are payments made to Morgan Stanley DW Inc., an affiliate of the Advisor of approximately $373,100.

10. LITIGATION

On September 28, 2001 and October 11, 2001, separate complaints were filed in the United States District Court for the Northern District of Illinois each by a shareholder of the Fund against the Fund, the Adviser, Van Kampen Funds Inc. and certain directors and officers of the Fund. The respective complaints, framed as class actions, allege misstatements and omissions in the Fund's registration statements in violation of the federal securities laws. The separate complaints were consolidated on or about December 15, 2001, and the class was certified on or about August 26, 2002. The consolidated action is entitled Abrams et al. v. Van Kampen Funds, Inc., et al., No. 01 C 7538 (N.D. Ill., Hart J.). On June 3, 2005, the Court preliminarily approved a pretrial settlement of this class action in the amount of $31,500,000. A fairness hearing on the settlement has been scheduled for November 16, 2005. Under the terms of the proposed settlement, the Fund will not be responsible for the settlement amount.

11. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Senior Loan Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Senior Loan Fund (the "Fund"), as of July 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the Fund's custodian, brokers, and selling or agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Loan Fund as of July 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 12, 2005

VAN KAMPEN SENIOR LOAN FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

HOWARD TIFFEN
Vice President

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN SENIOR LOAN FUND

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (60)              Trustee       Trustee    Chairman and Chief             79       Trustee/Director/Managing
Blistex Inc.                                 since 1988  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products
                                                         manufacturer. Director of
                                                         the Heartland Alliance, a
                                                         nonprofit organization
                                                         serving human needs based
                                                         in Chicago. Director of
                                                         St. Vincent de Paul
                                                         Center, a Chicago based
                                                         day care facility serving
                                                         the children of low
                                                         income families. Board
                                                         member of the Illinois
                                                         Manufacturers'
                                                         Association.


VAN KAMPEN SENIOR LOAN FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)               Trustee       Trustee    President of CAC, L.L.C.,      79       Trustee/Director/Managing
CAC, L.L.C.                                  since 1988  a private company                       General Partner of funds
4350 LaJolla Village Drive                               offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Stericycle,
San Diego, CA 92122-6223                                 advisory services. Prior                Inc., Ventana Medical
                                                         to February 2001, Vice                  Systems, Inc., and GATX
                                                         Chairman and Director of                Corporation, and Trustee
                                                         Anixter International,                  of The Scripps Research
                                                         Inc., a global                          Institute. Prior to
                                                         distributor of wire,                    January 2005, Trustee of
                                                         cable and communications                the University of Chicago
                                                         connectivity products.                  Hospitals and Health
                                                         Prior to July 2000,                     Systems. Prior to April
                                                         Managing Partner of                     2004, Director of
                                                         Equity Group Corporate                  TheraSense, Inc. Prior to
                                                         Investment (EGI), a                     January 2004, Director of
                                                         company that makes                      TeleTech Holdings Inc.
                                                         private investments in                  and Arris Group, Inc.
                                                         other companies.                        Prior to May 2002,
                                                                                                 Director of Peregrine
                                                                                                 Systems Inc. Prior to
                                                                                                 February 2001, Director
                                                                                                 of IMC Global Inc. Prior
                                                                                                 to July 2000, Director of
                                                                                                 Allied Riser
                                                                                                 Communications Corp.,
                                                                                                 Matria Healthcare Inc.,
                                                                                                 Transmedia Networks,
                                                                                                 Inc., CNA Surety, Corp.
                                                                                                 and Grupo Azcarero Mexico
                                                                                                 (GAM).

VAN KAMPEN SENIOR LOAN FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Howard J Kerr (69)              Trustee       Trustee    Prior to 1998, President       79       Trustee/Director/Managing
14 Huron Trace                               since 1992  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company. Director of the
                                                         Marrow Foundation.

Hugo F. Sonnenschein (64)       Trustee       Trustee    President Emeritus and         79       Trustee/Director/Managing
1126 E. 59th Street                          since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Director of Winston
                                                         Distinguished Service                   Laboratories, Inc.
                                                         Professor in the
                                                         Department of Economics
                                                         at the University of
                                                         Chicago. Prior to July
                                                         2000, President of the
                                                         University of Chicago.
                                                         Trustee of the University
                                                         of Rochester and a member
                                                         of its investment
                                                         committee. Member of the
                                                         National Academy of
                                                         Sciences, the American
                                                         Philosophical Society and
                                                         a fellow of the American
                                                         Academy of Arts and
                                                         Sciences.

VAN KAMPEN SENIOR LOAN FUND

TRUSTEE AND OFFICERS INFORMATION continued

INTERESTED TRUSTEES*

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (59)    Trustee      Trustee     Advisory Director of           79       Trustee/Director/Managing
1221 Avenue of the Americas                  since 1999  Morgan Stanley. Prior to                General Partner of funds
New York, NY 10020                                       December 2002, Chairman,                in the Fund Complex.
                                                         Director, President,
                                                         Chief Executive Officer
                                                         and Managing Director of
                                                         Van Kampen Investments
                                                         and its investment
                                                         advisory, distribution
                                                         and other subsidiaries.
                                                         Prior to December 2002,
                                                         President and Chief
                                                         Executive Officer of
                                                         funds in the Fund
                                                         Complex. Prior to May
                                                         1998, Executive Vice
                                                         President and Director of
                                                         Marketing at Morgan
                                                         Stanley and Director of
                                                         Dean Witter, Discover &
                                                         Co. and Dean Witter
                                                         Realty. Prior to 1996,
                                                         Director of Dean Witter
                                                         Reynolds Inc.

Wayne W. Whalen* (66)           Trustee      Trustee     Partner in the law firm        79       Trustee/Director/Managing
333 West Wacker Drive                        since 1988  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                        Meagher & Flom LLP, legal               in the Fund Complex.
                                                         counsel to funds in the                 Director of the Abraham
                                                         Fund Complex.                           Lincoln Presidential
                                                                                                 Library Foundation.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Powers is an interested person of funds in the Fund Complex and the Adviser by reason of his current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN SENIOR LOAN FUND

TRUSTEE AND OFFICERS INFORMATION continued

OFFICERS

                                                TERM OF
                                               OFFICE AND
                               POSITION(S)     LENGTH OF
NAME, AGE AND                   HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 FUND          SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)       Executive Vice    Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas  President and     since 2003  funds in the Fund Complex. Chief Executive Officer and
New York, NY 10020           Principal                     Chairman of Investor Services. Managing Director of Morgan
                             Executive                     Stanley. Chief Administrative Officer, Managing Director and
                             Officer                       Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                           Stanley Services Company Inc. and Managing Director and
                                                           Director of Morgan Stanley Distributors Inc. Chief Executive
                                                           Officer and Director of Morgan Stanley Trust. Executive Vice
                                                           President and Principal Executive Officer of the
                                                           Institutional and Retail Morgan Stanley Funds; Director of
                                                           Morgan Stanley SICAV; previously Chief Global Operations
                                                           Officer and Managing Director of Morgan Stanley Investment
                                                           Management Inc.

Joseph J. McAlinden (62)     Executive Vice    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and     since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020           Chief Investment              Investment Management Inc. and Director of Morgan Stanley
                             Officer                       Trust for over 5 years. Executive Vice President and Chief
                                                           Investment Officer of funds in the Fund Complex. Managing
                                                           Director and Chief Investment Officer of Van Kampen
                                                           Investments, the Adviser and Van Kampen Advisors Inc. since
                                                           December 2002.

Amy R. Doberman (43)         Vice President    Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                    since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                         Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                           and the Adviser. Vice President of the Morgan Stanley
                                                           Institutional and Retail Funds since July 2004 and Vice
                                                           President of funds in the Fund Complex as of August 2004.
                                                           Previously, Managing Director and General Counsel of
                                                           Americas, UBS Global Asset Management from July 2000 to July
                                                           2004 and General Counsel of Aeltus Investment Management,
                                                           Inc. from January 1997 to July 2000.

Stefanie V. Chang (38)       Vice President    Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas  and Secretary     since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

VAN KAMPEN SENIOR LOAN FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                TERM OF
                                               OFFICE AND
                               POSITION(S)     LENGTH OF
NAME, AGE AND                   HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 FUND          SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)        Chief Compliance  Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza             Officer           since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                 Director of Van Kampen Investments, the Adviser, Van Kampen
                                                           Advisors Inc. and certain other subsidiaries of Van Kampen
                                                           Investments, Vice President, Chief Financial Officer and
                                                           Treasurer of funds in the Fund Complex and head of Fund
                                                           Accounting for Morgan Stanley Investment Management. Prior
                                                           to December 2002, Executive Director of Van Kampen
                                                           Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (41)         Chief Financial   Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza             Officer and       since 2005  since June 2005. Chief Financial Officer and Treasurer of
Oakbrook Terrace, IL 60181   Treasurer                     funds in the Fund Complex since August 2005. Prior to June
                                                           2005, Vice President and Chief Financial Officer of
                                                           Enterprise Capital Management, Inc., an investment holding company.

Howard Tiffen (57)           Vice President    Officer     Managing Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                               since 2000  Inc. Vice President of the senior loan funds advised by the
P.O. Box 5555                                              Adviser. Prior to 1999, senior portfolio manager for Pilgrim
Oakbrook Terrace, IL 60181                                 Investments. Associate of the Chartered Institute of Bankers
                                                           and a member of the Economic Club of Chicago.

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                       59, 359
                                                                  SLF ANR 9/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RA05-00734P-Y07/05

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)     No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period. Exhibit B was then amended again in March 2005 and a third time in August 2005. All three editions of Exhibit B are attached.

(d)     Not applicable.

(e)     Not applicable.

(f)
            (1)      The Fund's Code of Ethics is attached hereto as Exhibit
                     12A.
            (2)      Not applicable.
            (3)      Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has one "audit committee financial expert" serving on its audit committee, "independent" Trustee Rod Dammeyer. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

           2005

                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES........................            $114,850              N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES......            $0                    $321,000(2)
                        TAX FEES................            $2,200(3)             $0
                        ALL OTHER FEES..........            $0                    $0
              TOTAL NON-AUDIT FEES..............            $2,200                $321,000

              TOTAL.............................            $117,050              $321,000


           2004

                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES........................            $108,080              N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES......            $0                    $230,000(2)
                        TAX FEES................            $2,100(3)             $0
                        ALL OTHER FEES..........            $0                    $0
              TOTAL NON-AUDIT FEES..............            $2,100                $230,000

              TOTAL.............................            $110,180              $230,000

              N/A- Not applicable, as not required by Item 4.

              (1) Covered Entities include the Adviser (excluding sub-advisors)
                  and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

              (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

              (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

               AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

         The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

-------------------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.
(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2.       DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the Audit services in Appendix
B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).


6.       ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.


9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:


        - Van Kampen Investments Inc.
        - Van Kampen Asset Management
        - Van Kampen Advisors Inc.
        - Van Kampen Funds Inc.
        - Van Kampen Investor Services Inc.
        - Morgan Stanley Investment Management Inc.
        - Morgan Stanley Trust Company
        - Morgan Stanley Investment Management Ltd.
        - Morgan Stanley Investment Management Company
        - Morgan Stanley Asset & Investment Trust Management Company Ltd.


(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f)    Not applicable.

(g)    See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: David Arch, Rod Dammeyer, Howard Kerr, Hugo Sonnenschein.

(b) Not applicable.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund's and its investment advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.       POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.


II.      GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.



III.     GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         i.       General.

         1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:


                  o Approval of financial statements, director and auditor
                    reports.

                  o General updating/corrective amendments to the charter.

                  o Proposals related to the conduct of the annual meeting,
                    except those proposals that relate to the "transaction of such other business which may come before the meeting."

         2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

         3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

         4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

         5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

         6. Proposals to require the company to expense stock options will be supported.

         7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

         8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

         9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

         ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

         1.       The following proposals generally will be supported:

                  o Proposals requiring that a certain percentage (up to 66
                    2/3%) of the company's board members be independent directors.

                  o Proposals requiring that members of the company's
                    compensation, nominating and audit committees be comprised of independent or unaffiliated directors.


         2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

                   (a) If a company's board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                   (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;


                   (c) A direct conflict exists between the interests of the
                       nominee and the public shareholders;

                   (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

                   (e) A nominee has failed to attend at least 75% of board
                       meetings within a given year without a reasonable excuse; or

                   (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

          iii.     Auditors

         1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

         2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

         3.       Proposals to indemnify auditors will not be supported.

         iv.      Anti-Takeover Matters



         1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

         2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.


         3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.


B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.       The following proposals generally will be supported:

                  o Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

                  o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  o Proposals for share repurchase plans.

                  o Proposals to reduce the number of authorized shares of
                    common or preferred stock, or to eliminate classes of preferred stock.

                  o Proposals to effect stock splits.

                  o Proposals to effect reverse stock splits if management
                    proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

         2. The following proposals generally will not be supported (notwithstanding management support).

                  o Proposals relating to capitalization changes that add
                    classes of stock which substantially dilute the voting interests of existing shareholders.

                  o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

                  o Proposals to create "blank check" preferred stock.

                  o Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.       The following proposals generally will be supported:

                  o Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.


                  o Proposals for employee stock purchase plans that permit
                    discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.


                  o Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.


                  o Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.


2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.



3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

         4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.




D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.



         1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

         2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.       ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.


         I.       CORPORATE TRANSACTIONS

                  o Proposals relating to mergers, acquisitions and other
                    special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

         ii.      Compensation

                  o Proposals relating to change-in-control provisions in
                    non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

                  o Proposals relating to Executive/Director stock option
                    plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

                  o Compensation proposals that allow for discounted stock
                    options that have not been offered to employees in general.


         iii.     Other

                  o Proposals for higher dividend payouts.

                  o Proposals recommending set retirement ages or requiring
                    specific levels of stock ownership by directors.

                  o Proposals for election of directors, where a director
                    nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

                  o Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

                  o Proposals to limit directors' liability and/or broaden
                    indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.


IV.       ADMINISTRATION OF POLICY

A.       PROXY REVIEW COMMITTEE

         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.


                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.       IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

         1. If there is a possibility that a vote may involve a material \ conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

         2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.       PROXY VOTING REPORTS

                  (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

                  (b) MSIM's legal department is responsible for filing an
                      annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Applicable only for reports covering fiscal years on or after December 31, 2005.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.  Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

(3) Written solicitations to purchase securities under Rule 23c-1 during the period are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Senior Loan Fund

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 19, 2005

By: /s/ Phillip G. Goff
    -------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: September 19, 2005